Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Asian Equity Portfolio (inoperative portfolio)

Long-term capital appreciation by investing primarily in equity securities of Asian issuers.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Asian Equity Portfolio

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), and the Portfolio’s sub-adviser, Morgan Stanley Investment Management Company (the “Sub-Adviser”), seek to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers in Asian countries, excluding Japan. The Adviser and Sub-Adviser consider a company to be Asian (i) if its securities are traded on a recognized stock exchange in Asia, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in an Asian country or (iii) if it is organized or has a principal office in an Asian country. The Adviser and Sub-Adviser employ a disciplined approach to security selection, focusing on larger companies with strong management teams, reasonable valuation and attractive growth characteristics. The Adviser and Sub-Adviser evaluate top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.

Process

The Adviser and Sub-Adviser emphasize their internal research of the leading companies as the basis for stock selection. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management are central to this process. Depending on the type of company, factors considered in selecting securities include analyses of the following ratios: price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets. The Adviser and Sub-Adviser combine bottom-up stock evaluation with an analysis of risk factors and opportunities within individual Asian countries. The team evaluates macroeconomic and political factors when determining overall exposures within individual countries. The Adviser and Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of Asian issuers (excluding Japanese issuers). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Asian countries, excluding Japan, in pursuit of capital appreciation and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example.) As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. In addition, at times the Portfolio’s market sector, equity securities of Asian issuers, may underperform relative to other sectors or the overall market.

The Portfolio may also invest in emerging market countries in Asia. Investing in Asian countries, particularly emerging markets, entails the risk that news and events unique to Asia and Asian countries will affect those markets and their issuers. The value of the Portfolio’s shares may vary widely in response to political and economic factors affecting companies in Asia (excluding Japan). These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in Asian countries generally will be denominated in foreign currencies.

As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser and Sub-

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Asian Equity Portfolio (Cont’d)

Adviser may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, the Adviser and Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so. The Adviser and Sub-Adviser may use derivatives for other purposes such as gaining exposure to Asian markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Past Performance

There is no performance information for the Portfolio after the period ended December 31, 2000 because the Portfolio suspended operations in April 2001.

Performance (Class I)

Commenced operations on March 3, 1997

High Quarter	4/99 - 6/99	41.88%
Low Quarter	4/98 - 6/98	–25.65%

Average Annual Total Return (Class I)

(for the calendar periods ended December 31, 2000)

	Asian Equity Portfolio	MSCI All-Country Far East Free ex-Japan Index*
Past One Year	-44.38%	-36.80%
Since Inception	-15.33%	-15.11%

*	The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes: China, Indonesia, Hong Kong, the Philippines, South Korea, Singapore, Taiwan and Thailand. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.80%
Distribution (12b-1) Fee	None
Other Expenses**	2.17%
Total Annual Portfolio Operating Expenses	2.97%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 1.20%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio suspended operations in April, 2001. Therefore, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Asian Equity Portfolio	$300	$918

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Emerging Market Risks

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio invests in such non-U.S. dollar-denominated securities, it must convert the value of such securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates.

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser and/or Sub-Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser and Sub-Adviser believe that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser and Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Investment Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolio under the supervision of the Adviser.

The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.20% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.20%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Portfolio suspended operations in April 2001; accordingly, no fees or expenses have been incurred or paid since that time.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Asia Equity Team.

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Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Asian Equity Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each may pay.

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Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax adviser about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

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Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares since the Portfolio’s inception. There is no performance information for the Portfolio after the period ended December 31, 2000 because the Portfolio suspended operations in April 2001. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Fund’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2000	1999	1998	Period From Mar 3, 1997 * to Dec 31, 1997

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$9.35	$5.23	$5.64	$10.00

Income From Investment Operations

Net Investment Income	0.03	0.03	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(3.90)	4.14	(0.42)	(4.36)
Total From Investment Operations	(3.87)	4.17	(0.37)	(4.35)

Distributions

Net Investment Income	(0.01)	(0.03)	(0.04)	(0.01)
In Excess of Net Investment Income	(0.00)†	(0.02)	–	–
Net Realized Gain	(0.88)	–	–	–
In Excess of Net Realized Gain	(0.62)	–	–	–
Total Distributions	(1.51)	(0.05)	(0.04)	(0.01)
Net Asset Value, End of Period	$3.97	$9.35	$5.23	$5.64
Total Return	(44.38)%	79.81%	(6.45)%	(43.52)%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$7,702	$17,118	$12,504	$12,571
Ratio of Expenses to Average Net Assets	1.33%	1.27%	1.21%	1.35	%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense and Foreign Tax Expense	1.20%	1.20%	1.20%	1.20	%**
Ratio of Net Investment Income to Average Net Assets	0.44%	0.32%	1.14%	0.32	%**
Portfolio Turnover Rate	166%	190%	121%	130%

Effect of Voluntary Expense Limitation During the Period:
Per Share Benefit to Net Investment Income	$0.12	$0.19	$0.07	$0.07
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.97%	3.03%	2.80%	3.10	%**
Net Investment Loss to Average Net Assets	(1.20)%	(1.43)%	(0.45)%	(1.43	)%**

*	Commencement of operations.
**	Annualized.
†	Amount is less than $0.005 per share.

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Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Balanced Portfolio (inoperative portfolio)

Above-average total return over a market cycle of three to five years by investing primarily in a portfolio of equity and fixed income securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Balanced Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of equity and fixed income securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests in a mix of equity and fixed income securities. The Portfolio normally invests 45% to 75% of its assets in equity securities and 25% to 55% of its assets in fixed income securities. The Portfolio normally invests at least 25% of its assets in senior fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio’s equity securities generally will be common stocks issued by large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”).

Process

The Adviser determines the Portfolio’s equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio’s potential investment universe.

Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

Investing in the Portfolio may be appropriate for you if you are seeking above-average total return through an approach that attempts to moderate risk by balancing equity and fixed income investments. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-U.S. Treasury securities and perceptions of the creditworthiness of individual issuers. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves and will generally move inversely to movements in interest rates. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-U.S. Treasury securities. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage

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Balanced Portfolio (Cont’d)

securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to be higher.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio’s overall performance.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.50%
Distribution (12b-1) Fee	None
Other Expenses**	0.51%
Total Annual Portfolio Operating Expenses	1.01%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.80%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Balanced Portfolio	$103	$322

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Foreign Investing

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured investments, collateralized mortgage obligations (“CMOs”), stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by bor-

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Additional Risk Factors and Information (Cont’d)

rowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

The Portfolio will not, except for hedging purposes, enter into futures to the extent that the Portfolio’s outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, the ability to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.50%
From $500 million to $1 billion	0.45%
More than $1 billion	0.40%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.80% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.80%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income and Global Core teams.

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Shareholder Information

Share Class

This Prospectus offers Class I shares of the Balanced Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (‘‘Investment Company Act’’), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

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Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying

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Shareholder Information (Cont’d)

insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Capital Growth Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Capital Growth Portfolio

(formerly Equity Growth Portfolio)

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and foreign companies. The Portfolio invests primarily in companies with market capitalizations of generally $10 billion or more that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

The Adviser may invest up to 25% in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well

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Capital Growth Portfolio (Cont’d)

the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	10/98 - 12/98	22.56%
Low Quarter	1/01 - 3/01	-18.32%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Capital Growth Portfolio	Russell 1000® Growth Index
Past One Year	21.91%	11.81%
Past Five Years	14.61%	12.11%
Past Ten Years	5.92%	3.83%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 1000® Growth Index is a market cap-weighted index consisting of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.50%
Distribution (12b-1) Fee	None
Other Expenses	0.32%
Total Annual Portfolio Operating Expenses	0.82%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.85%.

In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were incurred, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Capital Growth Portfolio	$84	$262	$455	$1,014

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.50%
From $1 billion to $2 billion	0.45%
From $2 billion to $3 billion	0.40%
More than $3 billion	0.35%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.85% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.85%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.50% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since June 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are

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Class I Prospectus

Fund Management

Fund Management (Cont’d)

co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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Shareholder Information

Share Class

This Prospectus offers Class I shares of the Capital Growth Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

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Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax adviser about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial

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Shareholder Information (Cont’d)

steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007		2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$16.48		$15.83	$13.75	$12.78	$10.23

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.05		(0.03)	(0.01)	0.07	0.03
Net Realized and Unrealized Gain (Loss)	3.56		0.68	2.16	0.92	2.52
Total From Investment Operations	3.61		0.65	2.15	0.99	2.55

Distributions from and/or in Excess of:

Net Investment Income	–		–	(0.07)	(0.02)	–
Net Asset Value, End of Period	$20.09		$16.48	$15.83	$13.75	$12.78
Total Return±	21.91%		4.11%	15.71%	7.77%	24.93%§

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$126,476		$124,941	$141,764	$150,361	$102,680
Ratio of Expenses to Average Net Assets(1)	0.82	%+	0.84%	0.83%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.30	%+	(0.21)%	(0.09)%	0.53%	0.29%
Portfolio Turnover Rate	55%		63%	84%	177%	132%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A		N/A	N/A	0.89%	0.94%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	0.49%	0.20%

#	Per share amount is based on average shares outstanding.
§	The total return was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, Class I’s total return would be approximately 24.67%.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Capital Growth Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Capital Growth Portfolio

(formerly Equity Growth Portfolio)

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and foreign companies. The Portfolio invests primarily in companies with market capitalizations of generally $10 billion or more that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

The Adviser may invest up to 25% in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

UIF Capital Growth Portfolio

1

Capital Growth Portfolio (Cont’d)

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on May 5, 2003

High Quarter	7/07 - 9/07	9.99%
Low Quarter	1/05 - 3/05	-5.48%

Average Annual Total Returns (Class II) (for the calendar periods ended December 31, 2007)
	Capital Growth Portfolio	Russell 1000® Growth Index
Past One Year	21.66%	11.81%
Past Five Years	n/a	n/a
Since Inception 5/5/03	13.85%	11.26%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 1000® Growth Index is a market cap-weighted index consisting of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Capital Growth Portfolio

2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.50%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.32%
Total Annual Portfolio Operating Expenses	1.17%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.10%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.07%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Capital Growth Portfolio	$119	$372	$644	$1,420

UIF Capital Growth Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified

UIF Capital Growth Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Capital Growth Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.50%
From $1 billion to $2 billion	0.45%
From $2 billion to $3 billion	0.40%
More than $3 billion	0.35%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.10% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.10%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.50% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since June 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio

UIF Capital Growth Portfolio

6

Class II Prospectus

Fund Management

Fund Management (Cont’d)

is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your invest-ment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF Capital Growth Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Capital Growth Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s invest-ments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains.

UIF Capital Growth Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax adviser about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market val-ues. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Capital Growth Portfolio

9

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the inception of the Portfolio’s Class II shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,					Period from May 5, 2003* to December 31,
	2007		2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$16.34		$15.74	$13.68	$12.75	$10.92

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.01		(0.07)	(0.05)	0.05	(0.00	)†
Net Realized and Unrealized Gain (Loss) on Investments	3.53		0.67	2.16	0.90	1.83
Total From Investment Operations	3.54		0.60	2.11	0.95	1.83

Distributions from and/or in Excess of:

Net Investment Income	–		–	(0.05)	(0.02)	–
Net Asset Value, End of Period	$19.88		$16.34	$15.74	$13.68	$12.75
Total Return±	21.66%		3.81%	15.48%	7.43%	16.76	%††§

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$26,641		$24,626	$24,838	$18,797	$7,455
Ratio of Expenses to Average Net Assets(2)	1.07	%+	1.09%	1.08%	1.10%	1.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.05	%+	(0.45)%	(0.33)%	0.39%	0.04	%**
Portfolio Turnover Rate	55%		63%	84%	177%	132	%††

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.17	%+	1.19%	1.18%	1.24%	1.29	%**
Net Investment Income (Loss) to Average Net Assets	(0.05	)%+	(0.55)%	(0.43)%	0.26%	(0.15	)%**

*	Commencement of Operations.
**	Annualized.
#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
††	Not Annualized.
§	The total return was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, Class II’s total return would be approximately 16.50%.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Capital Growth Portfolio

10

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Core Equity Portfolio (inoperative portfolio)

Above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities of large companies.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Core Equity Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities of large companies.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.

Process

The Adviser assigns each member of the portfolio management team to specific “value” or “growth” sectors. The Portfolio’s overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio’s investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities in pursuit of capital appreciation. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies’ securities may be subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Core Equity Portfolio

1

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.55%
Distribution (12b-1) Fee	None
Other Expenses**	0.49%
Total Annual Portfolio Operating Expenses	1.04%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.85%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Core Equity Portfolio	$106	$331

UIF Core Equity Portfolio

2

Class I Prospectus

Investment Summary

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Investing

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks.

However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Core Equity Portfolio

3

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.55%
From $500 million to $1 billion	0.50%
More than $1 billion	0.45%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.85% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.85%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Core Equity and Mid-Cap Value teams.

UIF Core Equity Portfolio

4

Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Core Equity Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

UIF Core Equity Portfolio

5

Shareholder Information (Cont’d)

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Core Equity Portfolio

6

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Core Plus Fixed Income Portfolio

Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Core Plus Fixed Income Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be of equivalent quality. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Adviser may invest in asset backed securities and may use futures, options, forward contracts, collateralized mortgage obligations (“CMOs”), swaps and other derivatives in managing the Portfolio. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with fixed income securities. Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and

UIF Core Plus Fixed Income Portfolio

1

Core Plus Fixed Income Portfolio (Cont’d)

non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of the security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities.

The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to be higher.

The Portfolio may invest in fixed income securities that are rated below investment grade or are not rat-ed, but are of equivalent quality. These fixed income securities are often referred to as high yield securities or “junk bonds.” High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. When the Portfolio invests in high yield securities, it generally seeks to receive a correspondingly higher return on the securities it holds to compensate it for the additional credit risk and market risk it has assumed. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	10/00 - 12/00	4.04%
Low Quarter	4/99 - 6/99	-1.78%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Core Plus Fixed Income Portfolio	Lehman Brothers U.S. Aggregate Index
Past One Year	5.46%	6.97%
Past Five Years	4.48%	4.42%
Past Ten Years	5.59%	5.97%

The bar chart and table above show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Lehman Brothers U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Core Plus Fixed Income Portfolio

2

Class I Prospectus

Investment Summary

Core Plus Fixed Income Portfolio (Cont’d)

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Core Plus Fixed Income Portfolio

3

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.375%
Distribution (12b-1) Fee	None
Other Expenses	0.27%
Acquired Fund Fees & Expenses**	0.02%
Total Annual Portfolio Operating Expenses	0.67%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below and Acquired Fund Fees and Expenses will not exceed 0.70%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
Core Plus Fixed Income Portfolio	$68	$214	$373	$835

UIF Core Plus Fixed Income Portfolio

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a

UIF Core Plus Fixed Income Portfolio

5

Additional Risk Factors and Information (Cont’d)

mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured investments, CMOs and stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be

UIF Core Plus Fixed Income Portfolio

6

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

UIF Core Plus Fixed Income Portfolio

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Additional Risk Factors and Information (Cont’d)

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs and SMBS, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include

UIF Core Plus Fixed Income Portfolio

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The values of foreign currencies fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors,

UIF Core Plus Fixed Income Portfolio

9

Additional Risk Factors and Information (Cont’d)

including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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10

Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.375%
More than $1 billion	0.30%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.70% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.70%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.375% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Roberto M. Sella and W. David Armstrong, each a Managing Director of the Adviser.

Roberto M. Sella has been associated with the Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2005. W. David Armstrong has been associated with the Adviser in an investment management capacity since February 1998 and began managing the Portfolio in January 2005.

Messrs. Sella and Armstrong are co-lead managers of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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11

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Core Plus Fixed Income Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

UIF Core Plus Fixed Income Portfolio

12

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing

UIF Core Plus Fixed Income Portfolio

13

Shareholder Information (Cont’d)

activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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14

Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$11.40	$11.52	$11.55	$11.54	$11.12

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.55	0.42	0.33	0.33	0.27
Net Realized and Unrealized Gain (Loss)	0.06	(0.01)	0.15	0.15	0.25
Total From Investment Operations	0.61	0.41	0.48	0.48	0.52

Distributions from and/or in Excess of:

Net Investment Income	(0.42)	(0.47)	(0.42)	(0.44)	(0.01)
Net Realized Gain	–	(0.06)	(0.09)	(0.03)	(0.09)
Total Distributions	(0.42)	(0.53)	(0.51)	(0.47)	(0.10)
Net Asset Value, End of Period	$11.59	$11.40	$11.52	$11.55	$11.54
Total Return±	5.46%	3.73%	4.21%	4.37%	4.64%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$270,733	$284,764	$290,727	$284,223	$327,000
Ratio of Expenses to Average Net Assets(1)	0.65%+	0.68%	0.68%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets(1)	4.83%+	3.72%	2.89%	2.90%	2.36%
Portfolio Turnover Rate^	162%	141%	172%	287%	123%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	0.72%	0.73%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	2.88%	2.33%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by 0.01%.
^	The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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15

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Core Plus Fixed Income Portfolio

Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Core Plus Fixed Income Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be of equivalent quality. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Adviser may invest in asset-backed securities and may use futures, options, forward contracts, collateralized mortgage obligations (“CMOs”), swaps and other derivatives in managing the Portfolio. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with fixed income securities. Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and

UIF Core Plus Fixed Income Portfolio

1

Core Plus Fixed Income Portfolio (Cont’d)

non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of the security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities.

The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to be higher.

The Portfolio may invest in fixed income securities that are rated below investment grade or are not rat-ed, but are of equivalent quality. These fixed income securities are often referred to as high yield securities or “junk bonds.” High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. When the Portfolio invests in high yield securities, it generally seeks to receive a correspondingly higher return on the securities it holds to compensate it for the additional credit risk and market risk it has assumed. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Performance (Class II)

Commenced operations on May 1, 2003

High Quarter	7/06 - 9/06	3.00%
Low Quarter	4/04 - 6/04	-1.02%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Core Plus Fixed Income Portfolio	Lehman Brothers U.S. Aggregate Index
Past One Year	5.22%	6.97%
Past Five Years	n/a	n/a
Since Inception 5/1/03	4.06%	4.25%

The bar chart and table above show the performance of the Portfolio’s Class II Shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Lehman Brothers U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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2

Class II Prospectus

Investment Summary

Core Plus Fixed Income Portfolio (Cont’d)

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

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3

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser and Distributor, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.375%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.27%
Acquired Fund Fees & Expenses**	0.02%
Total Annual Portfolio Operating Expenses	1.02%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor) and Acquired Fund Fees and Expenses, will not exceed 0.95%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 0.90%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
Core Plus Fixed Income Portfolio	$104	$325	$563	$1,248

UIF Core Plus Fixed Income Portfolio

4

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a

UIF Core Plus Fixed Income Portfolio

5

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured investments, CMOs and stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be

UIF Core Plus Fixed Income Portfolio

6

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

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Additional Risk Factors and Information (Cont’d)

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs and SMBS, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The values of foreign currencies fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in

UIF Core Plus Fixed Income Portfolio

9

Additional Risk Factors and Information (Cont’d)

the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.375%
More than $1 billion	0.30%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.95% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.95%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.375% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Roberto M. Sella and W. David Armstrong, each a Managing Director of the Adviser.

Roberto M. Sella has been associated with the Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2005. W. David Armstrong has been associated with the Adviser in an investment management capacity since February 1998 and began managing the Portfolio in January 2005.

Messrs. Sella and Armstrong are co-lead managers of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittances to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio.

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Fund Management

The Distributor has voluntarily agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your invest- ment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Core Plus Fixed Income Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

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13

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing

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Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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15

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the inception of the Portfolio’s Class II shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover of this Prospectus or from your insurance company.

	Year Ended December 31,					Period From May 1, 2003 * to December 31, 2003
	2007		2006	2005	2004
Selected Per Share Data and Ratios
Net Asset Value, Beginning of Period	$11.31		$11.46	$11.51	$11.52	$11.37

Income (Loss) From Investment Operations
Net Investment Income (Loss)#	0.50		0.40	0.31	0.30	0.14
Net Realized and Unrealized Gain (Loss)	0.08		(0.03)	0.14	0.16	0.11
Total From Investment Operations	0.58		0.37	0.45	0.46	0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.46)	(0.41)	(0.44)	(0.01)
Net Realized Gain	–		(0.06)	(0.09)	(0.03)	(0.09)
Total Distributions	(0.41)		(0.52)	(0.50)	(0.47)	(0.10)
Net Asset Value, End of Period	$11.48		$11.31	$11.46	$11.51	$11.52
Total Return±	5.22%		3.56%	3.93%	4.07%	2.16	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$364,577		$139,715	$44,822	$23,090	$6,867
Ratio of Expenses to Average Net Assets(1)	0.90	%+	0.93%	0.93%	0.95%	0.95	%**
Ratio of Net Investment Income to Average Net Assets(1)	4.42	%+	3.58%	2.69%	2.66%	2.11	%**
Portfolio Turnover Rate^	162%		141%	172%	287%	123	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.00	%+	1.03%	1.03%	1.07%	1.08	%**
Net Investment Income to Average Net Assets	4.32	%+	3.48%	2.59%	2.54%	1.98	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by 0.01%.
^	The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Emerging Markets Debt Portfolio

High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Emerging Markets Debt Portfolio

Objective

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser analyzes the global economic environment and its impact on emerging markets. The Adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability and commitment to reform. In selecting securities, the Adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (i) spread duration; (ii) real interest rates; and (iii) liquidity. The Portfolio’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in debt securities of issuers located in emerging market or developing countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Adviser considers an issuer to be located in an emerging market or developing country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets. Market prices of fixed income securities respond to economic developments, changes in the general level of spreads between U.S. Treasury and non-Treasury Securities, as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Investing in emerging markets intensifies risk, because lower quality fixed income securities may be more volatile in price in certain environments. The Portfolio invests in many fixed income securities that are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S.

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Emerging Markets Debt Portfolio (Cont’d)

Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

In addition, the Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on June 16, 1997

High Quarter	10/99 - 12/99	13.62%
Low Quarter	7/98 - 9/98	-32.89%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Emerging Markets Debt Portfolio	J.P. Morgan EMBG Index
Past One Year	6.55%	6.28%
Past Five Years	13.28%	12.67%
Past Ten Years	8.76%	10.09%

The bar chart and table show the performance of the Portfolio’s Class I shares year by year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The J.P. Morgan Emerging Markets Bond Global (“EMBG”) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses	1.06%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 1.30%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Portfolio	$108	$337	$585	$1,294

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Portfolio’s investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

Short Sales

The Portfolio may sell securities short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, collateralized mortgage obligations (“CMOs”), options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates and to manage the overall maturity and duration of its securities holdings.

CMOs are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). IOs and POs may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, currency or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, currency or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to the Portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of referenced debt obligations from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligations. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract

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Additional Risk Factors and Information (Cont’d)

provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to cur-rencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.75%
From $500 million to $1 billion	0.70%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.30% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.30%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.75% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Abigail L. McKenna and Eric J. Baurmeister, each a Managing Director of the Adviser, and Federico Kaune, an Executive Director of the Adviser.

Ms. McKenna has been associated with the Adviser in an investment management capacity and managing the Portfolio since August 1996. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and began managing the Portfolio in April 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since August 2002 and began managing the Portfolio in April 2003.

Ms. McKenna and Messrs. Baurmeister and Kaune are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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Shareholder Information

Share Class

This Prospectus offers Class I shares of the Emerging Markets Debt Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

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Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price- arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying

UIF Emerging Markets Debt Portfolio

9

Shareholder Information (Cont’d)

insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$8.92	$9.04	$8.89	$9.04	$7.07

Income (Loss) From Investment Operations

Net Investment Income#	0.54	0.53	0.73	0.65	0.63
Net Realized and Unrealized Gain (Loss)	0.01	0.32	0.30	0.14	1.34
Total From Investment Operations	0.55	0.85	1.03	0.79	1.97

Distributions from and/or in Excess of:

Net Investment Income	(0.66)	(0.80)	(0.73)	(0.64)	–
Net Realized Gain	(0.28)	(0.17)	(0.15)	(0.30)	–
Total Distributions	(0.94)	(0.97)	(0.88)	(0.94)	–
Net Asset Value, End of Period	$8.53	$8.92	$9.04	$8.89	$9.04
Total Return±	6.55%	10.81%	12.25%	10.06%	27.86%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$128,135	$136,167	$155,945	$150,058	$182,341
Ratio of Expenses to Average Net Assets	1.06%+	1.10%	1.09%	1.15%	1.21%
Ratio of Expenses to Average Net Assets Excluding Interest Expense and Country Tax Expense	N/A	N/A	N/A	N/A	1.20%
Ratio of Net Investment Income to Average Net Assets	6.15%+	5.98%	8.18%	7.45%	7.68%
Portfolio Turnover Rate	59%	57%	63%	128%	248%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Emerging Markets Debt Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008 which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Emerging Markets Debt Portfolio

High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Emerging Markets Debt Portfolio

Objective

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser analyzes the global economic environment and its impact on emerging markets. The Adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability and commitment to reform. In selecting securities, the Adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (i) spread duration; (ii) real interest rates; and (iii) liquidity. The Portfolio’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in debt securities of issuers located in emerging market or developing countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Adviser considers an issuer to be located in an emerging market or developing country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets. Market prices of fixed income securities respond to economic developments, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Investing in emerging markets intensifies risk, because lower quality fixed income securities may be more volatile in price in certain environments. The Portfolio invests in many fixed income securities that are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread

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Emerging Markets Debt Portfolio (Cont’d)

duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

In addition, the Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on December 19, 2002

High Quarter	4/03 - 6/03	10.67%
Low Quarter	4/04 - 6/04	-5.42%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Emerging Markets Debt Portfolio	J.P. Morgan EMBG Index
Past One Year	6.39%	6.28%
Past Five Years	13.20%	12.67%
Since Inception 12/19/02	13.11%	12.71%

The bar chart and table show the performance of the Portfolio’s Class II shares year by year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The J.P. Morgan Emerging Markets Bond Global (“EMBG”) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.75%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses	1.41%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.35%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.11%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Portfolio	$144	$446	$771	$1,691

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Portfolio’s investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

Short Sales

The Portfolio may sell securities short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, collateralized mortgage obligations (“CMOs”), options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates and to manage the overall maturity and duration of its securities holdings.

CMOs are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). IOs and POs may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security, currency or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security, currency or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to the Portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of referenced debt obligations from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligations. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract

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Additional Risk Factors and Information (Cont’d)

provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to cur-rencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio’s yield to maturity and could cause a Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.75%
From $500 million to $1 billion	0.70%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.35% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.35%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.75% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Abigail L. McKenna and Eric J. Baurmeister, each a Managing Director of the Adviser, and Federico Kaune, an Executive Director of the Adviser.

Ms. McKenna has been associated with the Adviser in an investment management capacity and managing the Portfolio since August 1996. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and began managing the Portfolio in April 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since August 2002 and began managing the Portfolio in April 2003.

Ms. McKenna and Messrs. Baurmeister and Kaune are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative

UIF Emerging Markets Debt Portfolio

7

Fund Management (Cont’d)

related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutes with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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8

Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Emerging Markets Debt Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

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Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying

UIF Emerging Markets Debt Portfolio

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Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover of this Prospectus or from your insurance company.

UIF Emerging Markets Debt Portfolio

12

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$8.88	$9.01	$8.87	$9.02	$7.06

Income (Loss) From Investment Operations

Net Investment Income#	0.53	0.50	0.71	0.65	0.61
Net Realized and Unrealized Gain (Loss)	0.02	0.34	0.30	0.14	1.35
Total From Investment Operations	0.55	0.84	1.01	0.79	1.96

Distributions from and/or in Excess of:

Net Investment Income	(0.66)	(0.80)	(0.72)	(0.64)	–
Net Realized Gain	(0.28)	(0.17)	(0.15)	(0.30)	–
Total Distributions	(0.94)	(0.97)	(0.87)	(0.94)	–
Net Asset Value, End of Period	$8.49	$8.88	$9.01	$8.87	$9.02
Total Return±	6.39%	10.80%	12.14%	10.08%	27.76%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$40,571	$38,329	$33,994	$23,846	$8,337
Ratio of Expenses to Average Net Assets(1)	1.11%+	1.15%	1.14%	1.20%	1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense and Country Tax Expense	N/A	N/A	N/A	N/A	1.25%
Ratio of Net Investment Income to Average Net Assets(1)	6.10%+	5.69%	8.08%	7.57%	7.63%
Portfolio Turnover Rate	59%	57%	63%	128%	248%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.41%+	1.45%	1.44%	1.50%	1.56%
Net Investment Income to Average Net Assets	5.80%+	5.39%	7.78%	7.27%	7.33%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Emerging Markets Equity Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Emerging Markets Equity Portfolio

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Approach

The Portfolio seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. The Portfolio’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The global strategists of the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), and its sub-adviser, Morgan Stanley Investment Management Company (the “Sub-Adviser”), analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities located in emerging market or developing countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The Portfolio may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investors’ funds for investments primarily in real estate properties or real estate related loans. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may

UIF Emerging Markets Equity Portfolio

1

Emerging Markets Equity Portfolio (Cont’d)

affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser and/or Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser and/or Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser and/or Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investing in foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. real estate investment trusts and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in foreign real estate companies.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on October 1, 1996

High Quarter	10/99 - 12/99	50.22%
Low Quarter	7/01 - 9/01	-22.76%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Emerging Markets Equity Portfolio	MSCI Emerging Markets Net Index
Past One Year	40.45%	39.39%
Past Five Years	36.57%	37.02%
Past Ten Years	13.82%	14.30%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Emerging Markets Equity Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not include the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	1.21%
Distribution (12b-1) Fee	None
Other Expenses	0.37%
Acquired Fund Fees & Expenses**	0.02%
Total Annual Portfolio Operating Expenses	1.60%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below and Acquired Fund Fees and Expenses, will not exceed 1.60%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Portfolio	$163	$505	$871	$1,900

3

UIF Emerging Markets Equity Portfolio

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified

4

UIF Emerging Markets Equity Portfolio

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of under-lying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser and/or Sub-Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser and/or Sub-Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser and/or Sub-Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

5

UIF Emerging Markets Equity Portfolio

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 04981, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser received from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	1.25%
From $500 million to $1 billion	1.20%
From $1 billion to $2.5 billion	1.15%
More than $2.5 billion	1.00%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.60% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.60%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 1.21% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Ruchir Sharma, a Managing Director of the Adviser, James Cheng, a Managing Director of the Sub-Adviser, Paul Psaila, a Managing Director of the Adviser, and Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of the Adviser.

Mr. Sharma has been associated with the Adviser in an investment management capacity since October 1996 and began managing the Portfolio in April

UIF Emerging Markets Equity Portfolio

6

Class I Prospectus

Fund Management

Fund Management (cont’d)

2002. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity and managing the Portfolio since August 2006. Prior to August 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Psaila has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Portfolio in October 1996. Mr. Carlson has been associated with the Adviser in an investment management capacity and has been a member of the team managing the Portfolio since September 1997. Mr. Piper has been associated with the Adviser in an investment management capacity and began managing the Portfolio in December 2002. Ms. Piedrahita has been associated with the Adviser in an investment management capacity and has been a member of the team managing the Portfolio since January 2002.

The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

UIF Emerging Markets Equity Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Emerging Markets Equity Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company pur chases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Emerging Markets Equity Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF Emerging Markets Equity Portfolio

9

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Emerging Markets Equity Portfolio

10

Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$19.53	$14.73	$11.05	$9.04	$6.04

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.01	0.05	0.10	0.07	0.07
Net Realized and Unrealized Gain (Loss)	7.45	5.27	3.63	2.00	2.93
Total From Investment Operations	7.46	5.32	3.73	2.07	3.00

Distributions from and/or in Excess of:

Net Investment Income	(0.10)	(0.13)	(0.05)	(0.06)	–
Net Realized Gain	(2.62)	(0.39)	–	–	–
Total Distributions	(2.72)	(0.52)	(0.05)	(0.06)	–
Net Asset Value, End of Period	$24.27	$19.53	$14.73	$11.05	$9.04
Total Return±	40.45%	37.14%	33.85%	23.11%	49.67%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$1,220,017	$868,701	$647,447	$397,693	$323,547
Ratio of Expenses to Average Net Assets(1)†	1.58%+	1.62%	1.65%	1.70%	1.78%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense	N/A	N/A	N/A	N/A	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.03%+	0.31%	0.81%	0.71%	0.95%
Portfolio Turnover Rate	107%	77%	53%	72%	92%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.58%+	1.63%	1.66%	1.71%	1.87%
Net Investment Income (Loss) to Average Net Assets	0.03%+	0.30%	0.80%	0.70%	0.86%

#	Per share amount is based on average shares outstanding.
†	Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.65% for Class I shares.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Emerging Markets Equity Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Emerging Markets Equity Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Emerging Markets Equity Portfolio

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Approach

The Portfolio seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. The Portfolio’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The global strategists of the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), and its sub-adviser, Morgan Stanley Investment Management Company (the “Sub-Adviser”), analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of issuers located in emerging market or developing countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market or developing country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The Portfolio may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investors’ funds for investments primarily in real estate properties or real estate related loans. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may

UIF Emerging Markets Equity Portfolio

1

Emerging Markets Equity Portfolio (Cont’d)

affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser and/or Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser and/or Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser and/or Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investing in foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. real estate investment trusts and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in foreign real estate companies.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on January 10, 2003

High Quarter	10/06 - 12/06	19.83%
Low Quarter	4/04 - 6/04	-12.21%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Emerging Markets Equity Portfolio	MSCI Emerging Markets Net Index
Past One Year	40.45%	39.39%
Past Five Years	n/a	n/a
Since Inception 1/10/03	35.96%	36.24%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Emerging Markets Equity Portfolio

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	1.21%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.37%
Acquired Fund Fees & Expenses**	0.02%
Total Annual Portfolio Operating Expenses	1.95%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor) and Acquired Fund Fees and Expenses, will not exceed 1.65%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.63%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Portfolio	$198	$612	$1,052	$2,275

UIF Emerging Markets Equity Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

UIF Emerging Markets Equity Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser and/or Sub-Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser and/or Sub-Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser and/or Sub-Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Emerging Markets Equity Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 04981, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser received from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	1.25%
From $500 million to $1 billion	1.20%
From $1 billion to 2.5 billion	1.15%
More than $2.5 billion	1.00%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.65% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.65%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 1.21% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. The members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Ruchir Sharma, a Managing Director of the Adviser, James Cheng, a Managing Director of the Sub-Adviser, Paul Psaila, a Managing Director of the Adviser, and Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of the Adviser.

Mr. Sharma has been associated with the Adviser in an investment management capacity since October 1996 and began managing the Portfolio in April 2002. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity and managing the Portfolio since August 2006. Prior to August 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Psaila has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Portfolio in October 1996. Mr. Carlson has been associated with the Adviser in an investment management capacity and has been a member of the team managing the Portfolio since September 1997. Mr. Piper has been associated with the Adviser in an investment

UIF Emerging Markets Equity Portfolio

6

Class II Prospectus

Fund Management

Fund Management (Cont’d)

management capacity and managing the Portfolio since December 2002. Ms. Piedrahita has been associated with the Adviser in an investment management capacity and has been a member of the team managing the Portfolio since January 2002.

The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s aver-age daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF Emerging Markets Equity Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Emerging Markets Equity Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Emerging Markets Equity Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF Emerging Markets Equity Portfolio

9

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Emerging Markets Equity Portfolio

10

Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the inception of the Portfolio’s Class II Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,				Period from January 10, 2003* to December 31, 2003
	2007	2006	2005	2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$19.52	$14.71	$11.04	$9.03	$6.22

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	(0.01)	0.03	0.08	0.06	0.05
Net Realized and Unrealized Gain (Loss)	7.46	5.30	3.64	2.01	2.76
Total From Investment Operations	7.45	5.33	3.72	2.07	2.81

Distributions from and/or in Excess of:

Net Investment Income	(0.10)	(0.13)	(0.05)	(0.06)	–
Net Realized Gain	(2.62)	(0.39)	–	–	–
Total Distributions	(2.72)	(0.52)	(0.05)	(0.06)	–
Net Asset Value, End of Period	$24.25	$19.52	$14.71	$11.04	$9.03
Total Return±	40.45%	37.17%	33.76%	23.00%	45.34	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$453,483	$229,038	$92,594	$31,942	$9,066
Ratio of Expenses to Average Net Assets(1)†	1.63%+	1.67%	1.70%	1.75%	1.83	%**
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense	N/A	N/A	N/A	N/A	1.80	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.04)%+	0.19%	0.66%	0.64%	0.90	%**
Portfolio Turnover Rate	107%	77%	53%	72%	92	%††

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.93%+	1.98%	2.01%	2.06%	2.22	%**
Net Investment Income (Loss) to Average Net Assets	(0.34)%+	(0.12)%	0.35%	0.33%	0.51	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
†	Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class II shares. Prior to June 1, 2006, the maximum ratio was 1.70% for Class II shares.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Emerging Markets Equity Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Equity and Income Portfolio

Capital appreciation and current income.

Investment Adviser

Morgan Stanley Investment Management Inc. does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Equity and Income Portfolio

Objective

The Portfolio seeks both capital appreciation and current income.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks to achieve the Portfolio’s investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade fixed income securities. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc., or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the Adviser to be of comparable quality. This policy does not apply to convertible securities which are selected primarily on the basis of their equity characteristics. The composition of the Portfolio’s holdings will vary over time based upon evaluations of economic conditions by the Adviser and its belief about which securities would best accomplish the Portfolio’s investment objectives.

Process

The Adviser emphasizes a value style of investing, seeking well-established, undervalued companies that the Adviser believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Adviser of the income or growth potential of such securities materially change.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities which may include without limitation dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Portfolio accrues income for tax and accounting purposes, but receives no cash).

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The Portfolio may also invest in options on foreign currency, options on foreign securities and options on swaps. The Portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”). The Portfolio may also invest in mortgage backed securities (“MBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities (“CMBS”).

The Portfolio intends to diversify its investments among various industries, although the Portfolio may invest up to 25% of its total assets in a particular industry at any one time.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity and income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

The Portfolio invests in many fixed income securities that are rated investment grade or are not rated, but are of equivalent quality. Thus, investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in fixed income securities. Market prices of fixed income securities respond to economic developments, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers, including governments. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk.

Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.

The prices of convertible securities are affected by changes similar to those of equity and fixed income securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails

UIF Equity and Income Portfolio

1

Equity and Income Portfolio (Cont’d)

the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

While the Adviser focuses on larger size companies, the Portfolio may invest in the equity securities of any size company. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Thus, to the extent the Portfolio invests in small-and medium-sized companies, it will be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 30, 2003

High Quarter	10/04 - 12/04	7.90%
Low Quarter	10/07 - 12/07	-2.06%

Average Annual Total Returns (Class II) (for the calendar periods ended December 31, 2007)
	Equity and Income Portfolio	Russell 1000® Value Index	Lehman Brothers U.S. Government/ Credit Index
Past One Year	3.36%	-0.17%	7.23%
Past Five Years	n/a	n/a	n/a
Since Inception 4/30/03	11.08%	14.89%	4.15%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Equity and Income Portfolio

2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.41%
Distribution (12b-1) Fee*	0.35%
Other Expenses**	0.29%
Total Annual Portfolio Operating Expenses	1.05%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution Inc.’s (“Distributor”) voluntary 12b-1 fee waivers. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor) and Acquired Fund Fees and Expenses, will not exceed 1.00%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements, and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 0.74%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. The Portfolio estimates that these expenses constituted less than 0.01% of the Portfolio’s average net assets for the fiscal year ended December 31, 2007. The Portfolio’s estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

Example

	1 Year	3 Years	5 Years	10 Years
Equity and Income Portfolio	$107	$334	$579	$1,283

UIF Equity and Income Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Exchangeable and Synthetic Convertible Securities

A portion of the Portfolio’s convertible securities investments may include exchangeable or synthetic convertible securities. Exchangeable convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, exchangeable convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, “synthetic” convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, “synthetic” convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to

UIF Equity and Income Portfolio

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar- denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Covered Call Writing

In addition to using other derivatives, the Portfolio is permitted to write listed and over-the-counter (“OTC”) covered call options on portfolio securities in an amount not exceeding 10% of its net assets.

The Portfolio will receive from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the option decline in value.

The Portfolio may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by pur-chasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. OTC covered call options are negotiated with dealers and there is no secondary market for these investments.

A call option is “covered” if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contracts agreed upon by the parties at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

A futures contract provides for the future sale by one party and purchase by another party of a specified

UIF Equity and Income Portfolio

5

Additional Risk Factors and Information (Cont’d)

amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

The Portfolio can engage in options transactions to attempt to manage the Portfolio’s risk in advancing or declining markets. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Futures and Options

The Portfolio may, but is not required to, use various investment strategic transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio’s investments and the expectations of the Adviser concerning the securities markets. Although the Adviser seeks to use these transactions to further the Portfolio’s investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio’s assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may under perform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio’s portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

The Portfolio can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Portfolio’s risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio’s investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Portfolio is authorized to purchase and sell listed and OTC options. OTC options are subject to certain additional risks, including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio’s expenses and reduce its return.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of under-

UIF Equity and Income Portfolio

7

lying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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8

Additional Risk Factors and Information (Cont’d)

Class II Prospectus

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $150 million	0.50%
From $150 million to $250 million	0.45%
From $250 million to $350 million	0.40%
More than $350 million	0.35%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.00% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.00%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.41% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan and Thomas B. Bastian, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since August 1985 and began managing the Portfolio in April 2003. Mr. Roeder has been associated with the Adviser in an investment management capacity since May 1999 and began managing the Portfolio in April 2003. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and began managing the Portfolio in April 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since October 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since August 1995 and began managing the Portfolio in September 2003.

Messrs. Gilligan and Bastian are co-lead managers of the Portfolio. Each member is responsible for specific sectors, with the exception of Mr. Marcheli, who aids in providing research in all sectors as needed and also manages the cash position of the Portfolio. The lead managers are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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9

Fund Management

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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Fund Management (Cont’d)

Class II Prospectus

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Equity and Income Portfolio. The Fund does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

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Shareholder Information

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

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Shareholder Information (Cont’d)

Class II Prospectus

Shareholder Information

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Shareholder Information (Cont’d)

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the Portfolio’s inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,				Period from April 30, 2003* to December 31, 2003
	2007	2006	2005	2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$14.89	$13.69	$12.97	$11.64	$10.00

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.35	0.32	0.24	0.20	0.12
Net Realized and Unrealized Gain (Loss)	0.17	1.35	0.71	1.14	1.60
Total From Investment Operations	0.52	1.67	0.95	1.34	1.72

Distributions from and/or in Excess of:

Net Investment Income	(0.28)	(0.16)	(0.09)	–	(0.05)
Net Realized Gain	(0.39)	(0.31)	(0.14)	(0.01)	(0.03)
Total Distributions	(0.67)	(0.47)	(0.23)	(0.01)	(0.08)
Net Asset Value, End of Period	$14.74	$14.89	$13.69	$12.97	$11.64
Total Return±	3.36%	12.58%	7.38%	11.52%	17.23	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$711,897	$570,626	$406,725	$207,666	$54,020
Ratio of Expenses to Average Net Assets(1)	0.74%+	0.78%	0.83%	1.00%	1.00	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	2.31%+	2.25%	1.79%	1.64%	1.58	%**
Portfolio Turnover Rate^	70%	56%	46%	58%	30	%††

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.04%+	1.08%	1.13%	1.31%	1.87	%**
Net Investment Income (Loss) to Average Net Assets	2.01%+	1.95%	1.49%	1.33%	0.71	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
^	The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in the previous fiscal years.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Equity and Income Portfolio

14

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Global Franchise Portfolio

Long-term capital appreciation.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Global Franchise Portfolio

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

Objective

The Portfolio seeks long-term capital appreciation.

Approach

The Portfolio’s sub-adviser, Morgan Stanley Investment Management Limited (the “Sub-Adviser”), seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

Process

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited and, accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio’s valuation and/or quality.

Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These

UIF Global Franchise Portfolio

1

Global Franchise Portfolio (Cont’d)

changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

The Portfolio may also invest in the equity securities of any size company. While the Sub-Adviser believes that smaller companies may provide greater growth potential than larger, more established firms, inves-ting in the securities of smaller companies also involves greater risk and price volatility.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 30, 2003

High Quarter	10/04 - 12/04	12.13%
Low Quarter	7/04 - 9/04	–4.61%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Global Franchise Portfolio	MSCI World Index
Past One Year	9.78%	9.04%
Past Five Years	n/a	n/a
Since Inception 4/30/03	16.99%	17.43%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.80%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses	1.46%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.20%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Portfolio’s Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.16%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Global Franchise Portfolio	$149	$462	$797	$1,746

UIF Global Franchise Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect a Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Markets Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Sub-Adviser may use derivatives to reduce this risk. The Sub-Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contracts agreed upon by the parties at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

UIF Global Franchise Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Port-folio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Sub-Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Sub-Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Sub-Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Global Franchise Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London, England, E144 QA, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.20% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.20%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.80% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement and the investment sub-advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Global Franchise team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hassan Elmasry, a Managing Director of the Sub-Adviser, Paras Dodhia and Michael Allison, each an Executive Director of the Sub-Adviser, and Jayson Vowles, a Vice President of the Sub-Adviser.

Mr. Elmasry has been associated with the Sub-Adviser or its affiliates in an investment management capacity since March 1995 and began managing the Portfolio in April 2002. Mr. Dodhia has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in February 2003. Mr. Allison has been associated with the Sub-Adviser in an investment management capacity since April 2000 and began managing the Portfolio in February 2005. Mr. Vowles has been associated with the Sub-Adviser in an investment management capacity since August 2003 and began managing the Portfolio in September 2003. Prior to August 2003, Mr. Vowles was an associate at Goldman Sachs.

Mr. Elmasry is the lead manager of the Portfolio. Messrs. Allison, Dodhia, Elmasry and Vowles are portfolio managers.

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Class II Prospectus

Fund Management

Fund Management (Cont’d)

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale, or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Global Franchise Portfolio. The Fund does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Global Franchise Portfolio

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Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF Global Franchise Portfolio

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Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Global Franchise Portfolio

10

Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the Portfolio’s inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007		2006	2005	2004	Period from April 30, 2003* to December 31, 2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$18.03		$15.42	$13.81	$12.33	$10.00

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.34		0.25	0.22	0.16	0.06
Net Realized and Unrealized Gain (Loss)	1.42		2.99	1.43	1.42	2.29
Total From Investment Operations	1.76		3.24	1.65	1.58	2.35

Distributions from and/or in Excess of:

Net Investment Income	–		(0.24)	–	(0.02)	–
Net Realized Gain	(1.70)		(0.39)	(0.04)	(0.08)	(0.02)
Total Distributions	(1.70)		(0.63)	(0.04)	(0.10)	(0.02)
Net Asset Value, End of Period	$18.09		$18.03	$15.42	$13.81	$12.33
Total Return±	9.78%		21.51%	11.98%	12.77%	23.57	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$179,712		$169,392	$152,473	$71,319	$20,370
Ratio of Expenses to Average Net Assets(1)	1.16	%+	1.19%	1.20%	1.20%	1.20	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.86	%+	1.51%	1.50%	1.22%	0.74	%**
Portfolio Turnover Rate	22%		28%	15%	9%	3	%††

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.46	%+	1.49%	1.54%	1.65%	3.22	%**
Net Investment Income (Loss) to Average Net Assets	1.56	%+	1.21%	1.16%	0.77%	(1.28	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Global Real Estate Portfolio

Current income and capital appreciation.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as  Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Global Real Estate Portfolio

Objective

The Portfolio seeks to provide current income and capital appreciation.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), and sub-advisers, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (the “Sub-Advisers,” and together with the Adviser, the “Advisers”), seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the US (foreign real estate companies). The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Advisers’ approach emphasizes a bottom-up stock selection with a top-down country allocation overlay.

Process

The Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household information and income). The Advisers employ a value-driven approach to bottom-up security selection, which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Advisers consider broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. The Advisers generally consider selling a portfolio holding when they determine that the holding is less attractive based on a number of factors, including changes in the holding’s share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

UIF Global Real Estate Portfolio

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Global Real Estate Portfolio (Cont’d)

Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. REITs and similar non-U.S. entities generally invest directly in real estate, in mortgages or in some combination of the two. REOCs and similar non-U.S. entities are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs and similar non-U.S. entities. Operating REITs and similar non-U.S. entities require specialized management skills and the Portfolio may indirectly bear management expenses along with the direct expenses of the Portfolio. Individual REITs and similar non-U.S. entities may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income. Foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than it would if the Portfolio were diversified.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 28, 2006

High Quarter	1/07 - 3/07	7.20%
Low Quarter	10/07 - 12/07	-11.86%

Average Annual Total Return (Class II)

(for the calendar periods ended December 31, 2007)

	Global Real Estate Portfolio	FTSE EPRA/NAREIT Global Real Estate Index- Net Total Return to U.S. Investors	MSCI World Index
Past One Year	-8.47%	-7.06	9.04%
Past Five Years	n/a	n/a	n/a
Since Inception 4/28/06	7.40%	9.58%	11.04%

The bar chart and table above show the performance of the Portfolio’s Class II shares for one calendar year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The FTSE EPRA/NAREIT Global Real Estate Index-Net Total Return to U.S. Investors is a market-capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/2005 (gross returns used prior to 1/31/2005). An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Global Real Estate Portfolio

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Class II Prospectus

Fees and Expenses of the Portfolio (Class II)

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.85%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.38%
Total Annual Portfolio Operating Expenses	1.58%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or the Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor) and Acquired Fund Fees and Expenses, will not exceed 1.40%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal period ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.40%

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Global Real Estate Portfolio	$161	$499	$860	$1,878

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3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Real Estate Investing

The Portfolio invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolio) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgements against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

The Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Advisers may use derivatives to reduce this risk. The Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which

UIF Global Real Estate Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate.

In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

While the use of derivatives may be advantageous to the Portfolio, if the Advisers are not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Advisers believe that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies. If the Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Global Real Estate Portfolio

5

Prior Performance of Composite of Similar Funds and Accounts

Because the Global Real Estate Portfolio was organized on April 28, 2006, it has limited historical performance to report. However, the chart below illustrates the past performance of a composite of all funds and separate accounts managed by the Adviser or an affiliate (the “Composite”) on a fully discretionary basis that have investment objectives, policies and strategies that are substantially similar to those of the Global Real Estate Portfolio. The portfolio managers of the Global Real Estate Portfolio have been primarily responsible for managing the funds and separate accounts included in the Composite for the periods shown.

The following table shows the average annual total returns for the Composite for the one-year, three-year and since inception periods ended December 31, 2007 as compared to a global real estate securities index. Remember that past performance is not indicative of future performance. The historical per-formance of the Composite is not indicative of the present or future performance of the Global Real Estate Portfolio. The Global Real Estate Portfolio’s future performance may be greater than or less than the performance of the Composite.

The performance of the Composite is net of fees and expenses charged to the funds and separate accounts, which may be lower than those charged to the Global Real Estate Portfolio. If the Global Real Estate Portfolio’s advisory fee of 0.85% of its net assets, other expenses of 0.38% and maximum distribution fee (or “12b-1 fee”) of 0.35% were reflected in the performance below, the performance of the Composite may be lower. The separate accounts in the Composite are not subject to the restrictions of the Investment Company Act of 1940, as amended or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Composite. These results are unaudited.

Performance of the Composite Average Annual Total Return

For Periods Ended December 31, 2007

	1 Year	3 Years	Since Inception[1]
Composite	-7.64%	15.68%	26.53%
FTSE EPRA/NAREIT Global Real Estate Index— Net Total Return to U.S. investors[2]	-7.06%	15.09%	25.52%
[1]	Inception Date, April 30, 2003.

[2]

The FTSE EPRA/NAREIT Global Real Estate Index—Net Total Return to U.S. investors is a market-capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asia real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/2005 (gross returns used prior to 1/31/2005). An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

UIF Global Real Estate Portfolio

6

Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business, and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Advisers

Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, and Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, 16-01 Capital Square, Singapore 04981, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of MSIM Limited and MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of 0.85% of the Portfolio’s average daily net assets.

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.40% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.40%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.77% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement and investment sub-advisory agreements is available in the Fund’s semi-annual report to shareholders for the ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman, Michiel te Paske, Sven Van Kemenade and Angeline Ho, each a Managing Director of the Adviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Mr. Bigman has been associated with the Adviser in an investment management capacity since March 1995 and began managing the Portfolio since its inception in April 2006. Mr. te Paske has been associated with the Adviser in an investment management capacity since June 1997 and began managing the Portfolio since its inception in April 2006. Mr. Van Kemenade has been associated with the Adviser in an investment management capacity since June 1997 and began managing the Portfolio since its inception in April 2006. Ms. Ho has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Portfolio since its inception in April 2006.

The Fund’s SAI provides additional information about the portfolio managers’ compensation struc-

UIF Global Real Estate Portfolio

7

Fund Management (Cont’d)

ture, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittances to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF Global Real Estate Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Global Real Estate Portfolio. The Portfolio does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Global Real Estate Portfolio

9

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price- arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading

UIF Global Real Estate Portfolio

10

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Global Real Estate Portfolio

11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the Portfolio’s inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31, 2007	Period From April 28, 2006* to December 31, 2006

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$12.09	$10.00

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.13	0.08
Net Realized and Unrealized Gain (Loss)	(1.14)	2.23
Total From Investment Operations	(1.01)	2.31

Distributions from and/or in Excess of:

Net Investment Income	(0.13)	(0.17)
Net Realized Gain	(0.03)	(0.05)
Total Distributions	(0.16)	(0.22)
Net Asset Value, End of Period	$10.92	$12.09
Total Return±	(8.47)%	23.15	%†

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$246,876	$180,150
Ratio of Expenses to Average Net Assets(1)	1.40%+	1.40	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.10%+	1.05	%**
Portfolio Turnover Rate	56%	8	%†

(1) Supplemental Information on the Ratios to Average Net Assets:

Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.58%+	1.86	%**
Net Investment Income (Loss) to Average Net Assets	0.92%+	0.60	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
†	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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12

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund will publish annual and semi-annual reports that contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at “http://www.sec.gov”; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Global Value Equity Portfolio

Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Global Value Equity Portfolio

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Approach

Morgan Stanley Investment Management Limited, the Portfolio’s sub-adviser (the “Sub-Adviser”), seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

Process

The Sub-Adviser selects securities for investment primarily from a universe of issuers located in developed markets, but may also invest in issuers located in emerging markets. The Sub-Adviser expects to invest at least 20% of the Portfolio’s total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Adviser conducts an investigation of the issuer’s balance sheet, cash flow and income statement and assesses the company’s business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, the Portfolio’s investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in

UIF Global Value Equity Portfolio

1

Global Value Equity Portfolio (Cont’d)

general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to quality for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

The Sub-Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	20.76%
Low Quarter	7/02 - 9/02	-21.05%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Global Value Equity Portfolio	MSCI World Index
Past One Year	6.64%	9.04%
Past Five Years	14.90%	16.96%
Past Ten Years	7.38%	7.00%

The bar chart and table above show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.67%
Distribution (12b-1) Fee	None
Other Expenses	0.33%
Acquired Fund Fees & Expenses**	0.01%
Total Annual Portfolio Operating Expenses	1.01%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below and Acquired Fund Fees and Expenses, will not exceed 1.15%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
Global Value Equity Portfolio	$103	$322	$558	$1,236

UIF Global Value Equity Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios’ assets. The Sub-Adviser may use derivatives to reduce this risk. The Sub-Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency.

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4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Sub-Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Sub-Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Sub-Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Global Value Equity Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen” (the “Adviser”). The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.67%
From $1 billion to $1.5 billion	0.645%
From $1.5 billion to $2.5 billion	0.62%
From $2.5 billion to $3.5 billion	0.595%
From $3.5 billion to $4.5 billion	0.57%
More than $4.5 billion	0.545%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.15% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.15%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.67% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement and the investment sub-advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Colin McQueen, a Managing Director of the Sub-Adviser, Douglas M. McGraw and Martin J. Moorman, each an Executive Director of the Sub-Adviser, and Noreen Griffin and Alexander Vislykh, each a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity and

UIF Global Value Equity Portfolio

6

Class I Prospectus

Fund Management

Fund Management (Cont’d)

managing the Portfolio since December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in an investment management capacity since June 2001 and began managing the Portfolio in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and began managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in December 2006.

Mr. McQueen is the lead manager of the Portfolio and Messrs. McGraw, Moorman and Vislykh and Ms. Griffin are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio’s assets are managed within the team.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

UIF Global Value Equity Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Global Value Equity Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

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8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF Global Value Equity Portfolio

9

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$16.99	$14.87	$14.30	$12.69	$9.84

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.25	0.24	0.23	0.15	0.14
Net Realized and Unrealized Gain (Loss)	0.94	2.78	0.59	1.56	2.71
Total From Investment Operations	1.19	3.02	0.82	1.71	2.85

Distributions from and/or in Excess of:

Net Investment Income	(0.33)	(0.26)	(0.15)	(0.10)	–
Net Realized Gain	(1.39)	(0.64)	(0.10)	–	–
Total Distributions	(1.72)	(0.90)	(0.25)	(0.10)	–
Net Asset Value, End of Period	$16.46	$16.99	$14.87	$14.30	$12.69
Total Return±	6.64%	21.21%	5.83%	13.54%	28.96%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$107,470	$151,300	$133,950	$135,687	$105,613
Ratio of Expenses to Average Net Assets(1)	1.00%+	1.05%	1.02%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.47%+	1.53%	1.60%	1.15%	1.33%
Portfolio Turnover Rate	36%	29%	26%	27%	65%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	1.17%	1.28%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.13%	1.20%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

High Yield Portfolio

Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser

Morgan Stanley Investment Management Inc. does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

High Yield Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, considered by the Adviser to be of equivalent quality. The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forward contracts, mortgage backed securities, including collateralized mortgage obligations (“CMOs”), and stripped mortgage backed securities (“SMBS”), swaps and other derivatives in managing the Portfolio. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio’s overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with high yield securities. High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield

UIF High Yield Portfolio

1

High Yield Portfolio (Cont’d)

securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	8.29%
Low Quarter	7/01 - 9/01	-7.76%

Average Annual Total Return (Class I)

(for the calendar periods ended December 31, 2007)

	High Yield Portfolio	Lehman Brothers U.S. Corporate High Yield- 2% Issuer Cap Index
Past One Year	4.01%	2.26%
Past Five Years	9.46%	10.74%
Past Ten Years	3.40%	5.59%

The bar chart and table above show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging markets debt. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.42%
Distribution (12b-1) Fee	None
Other Expenses	0.39%
Total Annual Portfolio Operating Expenses	0.81%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.80%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses incurred by investors were 0.80%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
High Yield Portfolio	$83	$259	$450	$1,002

UIF High Yield Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

A portion of the Portfolio’s assets may be invested in investment grade fixed income securities. Fixed income securities generally are subject to risks related to changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, structured investments, CMOs and SMBS. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they

UIF High Yield Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is

UIF High Yield Portfolio

5

Additional Risk Factors and Information (Cont’d)

allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs and SMBS, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of

UIF High Yield Portfolio

6

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of under-lying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more

UIF High Yield Portfolio

7

Additional Risk Factors and Information (Cont’d)

underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The Portfolio may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to be higher.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

UIF High Yield Portfolio

8

Class I Prospectus

Fund Management

Additional Risk Factors and Information (Cont’d)

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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9

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.420%
From $500 million to $750 million	0.345%
From $750 million to $1 billion	0.295%
From $1 billion to $2 billion	0.270%
From $2 billion to $3 billion	0.245%
More than $3 billion	0.220%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.80% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.80%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.41% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Adviser.

Mr. Choi has been associated with the Adviser in an investment management capacity and managing the Portfolio since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006 — October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003 — April 2005). Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

Mr. Choi is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

UIF High Yield Portfolio

10

Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I shares of the High Yield Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

UIF High Yield Portfolio

11

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial

UIF High Yield Portfolio

12

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007		2006	2005	2004	2003

Selected Per Share Data and Ratios*

Net Asset Value, Beginning of Period	$13.55		$13.59	$14.56	$14.17	$11.27

Income (Loss) from Investment Operations

Net Investment Income (Loss)#	1.01		0.96	1.00	1.02	1.00
Net Realized and Unrealized Gain (Loss)	(0.46)		(0.43)	(0.87)	0.27	1.90
Total From Investment Operations	0.55		0.53	0.13	1.29	2.90

Distributions from and/or in Excess of:

Net Investment Income	(1.21)		(0.57)	(1.10)	(0.90)	–
Net Asset Value, End of Period	$12.89		$13.55	$13.59	$14.56	$14.17
Total Return±	4.01%		8.62%	1.06%	9.49%	25.71%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$41,546		$52,962	$58,480	$64,052	$60,022
Ratio of Expenses to Average Net Assets(1)	0.80	%+	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets(1)	7.56	%+	7.13%	7.16%	7.24%	7.79%
Portfolio Turnover Rate	32%		26%	65%	58%	63%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.81	%+	0.87%	0.86%	0.90%	1.02%
Net Investment Income to Average Net Assets	7.55	%+	7.06%	7.10%	7.14%	7.57%

#	Per share amount is based on average shares outstanding.
*	On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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14

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

High Yield Portfolio (inoperative class)

Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

High Yield Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, considered by the Adviser to be of equivalent quality. The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forward contracts, mortgage backed securities, including collateralized mortgage obligations (“CMOs”) and stripped mortgage backed securities (“SMBS”), swaps and other derivatives in managing the Portfolio. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio’s overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in high yield securities. This policy may be changed, without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with high yield securities. High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

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High Yield Portfolio (Cont’d)

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Investments in structured investments, structured notes and other types of similarly structured products involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)*

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	8.29%
Low Quarter	7/01 - 9/01	-7.76%

Average Annual Total Return (Class I)*

(for the calendar periods ended December 31, 2007)

	High Yield Portfolio	Lehman Brothers U.S. Corporate High Yield -2% Issuer Cap Index
Past One Year	4.01%	2.26%
Past Five Years	9.46%	10.74%
Past Ten Years	3.40%	5.59%

*	As of December 31, 2007, the Fund had not commenced offering Class II shares of the Portfolio. The returns noted above are for a class of shares, Class I, that is not offered by this Prospectus. The returns for Class II shares would be lower than the returns for Class I shares due to the imposition of a 12b-1 fee on Class II shares.

The bar chart and table above show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging markets debt. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser and Distributor, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.42%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.39%
Total Annual Portfolio Operating Expenses	1.16%

The fees and expenses set forth above are estimates based upon the Portfolio’s Class I shares’ operations during the fiscal year ended December 31, 2007, except that such information has been restated to reflect the Class II shares’ 12b-1 fees.

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.00%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses incurred by investors were 0.80% (this does not take into account the 12b-1 fee applicable to Class II shares and the Distributor’s voluntary 12b-1 fee waiver discussed above).

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years
High Yield Portfolio	$118	$368

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3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

A portion of the Portfolio’s assets may be invested in investment grade fixed income securities. Fixed income securities generally are subject to risks related to changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, structured investments, CMOs and SMBS. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

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Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may also purchase options on swaps.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and

UIF High Yield Portfolio

5

Additional Risk Factors and Information (Cont’d)

financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Mortgage derivatives, such as CMOs and SMBS, are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBS that a Portfolio holds, these price movements may be significantly greater than that experi-enced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the

UIF High Yield Portfolio

6

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Structured Products

The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more

UIF High Yield Portfolio

7

Additional Risk Factors and Information (Cont’d)

underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks, including interest rate risk, credit risk and market risk. Where the Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The Portfolio may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to be higher.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card

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8

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage- backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF High Yield Portfolio

9

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.420%
From $500 million to $750 million	0.345%
From $750 million to $1 billion	0.295%
From $1 billion to $2 billion	0.270%
From $2 billion to $3 billion	0.245%
More than $3 billion	0.220%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.00% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.00%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.00% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Adviser.

Mr. Choi has been associated with the Adviser in an investment management capacity and managing the Portfolio since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006 - October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003 - April 2005). Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

Mr. Choi is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an

UIF High Yield Portfolio

10

Class II Prospectus

Fund Management

Fund Management (Cont’d)

investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.15% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF High Yield Portfolio

11

Shareholder Information

Share Class

This Prospectus offers Class II shares of the High Yield Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

UIF High Yield Portfolio

12

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market- timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF High Yield Portfolio

13

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF High Yield Portfolio

14

Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five fiscal years. As of December 31, 2007, the Fund had not commenced offering Class II shares of the Portfolio. The financial highlights table below is for a class of shares, Class I, that is not offered by this Prospectus. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The returns for Class II shares would be lower than the returns for Class I shares due to the imposition of a 12b-1 fee on Class II shares. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007		2006	2005	2004	2003

Selected Per Share Data and Ratios*

Net Asset Value, Beginning of Period	$13.55		$13.59	$14.56	$14.17	$11.27

Income (Loss) from Investment Operations

Net Investment Income (Loss)#	1.01		0.96	1.00	1.02	1.00
Net Realized and Unrealized Gain (Loss)	(0.46)		(0.43)	(0.87)	0.27	1.90
Total From Investment Operations	0.55		0.53	0.13	1.29	2.90

Distributions from and/or in Excess of:

Net Investment Income	(1.21)		(0.57)	(1.10)	(0.90)	–
Net Asset Value, End of Period	$12.89		$13.55	$13.59	$14.56	$14.17
Total Return±	4.01%		8.62%	1.06%	9.49%	25.71%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$41,546		$52,962	$58,480	$64,052	$60,022
Ratio of Expenses to Average Net Assets(1)	0.80	%+	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets(1)	7.56	%+	7.13%	7.16%	7.24%	7.79%
Portfolio Turnover Rate	32%		26%	65%	58%	63%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.81	%+	0.87%	0.86%	0.90%	1.02%
Net Investment Income to Average Net Assets	7.55	%+	7.06%	7.10%	7.14%	7.57%

#	Per share amount is based on average shares outstanding.
*	On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF High Yield Portfolio

15

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

International Fixed Income Portfolio (inoperative portfolio)

Above-average total return over a market cycle of three to five years by investing primarily in investment grade foreign bonds.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

International Fixed Income Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in investment grade foreign bonds.

Approach

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the United States. The Portfolio may invest, to a limited degree, in high yield securities (commonly referred to as “junk bonds”) and securities of issuers located in emerging markets. High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, considered by Morgan Stanley Investment Management Inc. (the “Adviser”), to be an appropriate investment for the Portfolio. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process

The Portfolio’s Adviser, together with Morgan Stanley Investment Management Limited, the Portfolio’s Sub-Adviser (the “Sub-Adviser”), employs a value approach toward fixed income investing. The research teams of the Adviser and Sub-Adviser evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities and collateralized mortgage obligations (“CMOs”). The Adviser and Sub-Adviser rely upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser and Sub-Adviser also measure various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser’s and Sub-Adviser’s management teams build an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser and Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities of issuers outside the U.S. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks of investing in investment grade international fixed income securities in the hope of achieving above-average total return. Market prices of fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-U.S. Treasury securities and perceptions of the creditworthiness of individual issuers. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-U.S. Treasury securities. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves.

Investing in foreign countries, particularly emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to

UIF International Fixed Income Portfolio

1

International Fixed Income Portfolio (Cont’d)

events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser and Sub-Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser and Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so. The Adviser and Sub-Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF International Fixed Income Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.50%
Distribution (12b-1) Fee	None
Other Expenses**	0.51%
Total Annual Portfolio Operating Expenses	1.01%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.80%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
International Fixed Income Portfolio	$103	$322

UIF International Fixed Income Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and

UIF International Fixed Income Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, the ability to assess the volatility risk of that portfolio.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Asset-Backed Securities

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured notes and CMOs. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in enti-ties organized and operated for the purpose of restructuring the investment characteristics of under-lying investment interests or securities.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified

UIF International Fixed Income Portfolio

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Additional Risk Factors and Information (Cont’d)

order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often as a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Both CMOs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

The Portfolio will not, except for hedging purposes, enter into futures to the extent that the Portfolio’s outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser and Sub-Adviser are not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Emerging market or developing countries may be more likely to experi-

UIF International Fixed Income Portfolio

6

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

ence political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Temporary Defensive Investments

When the Adviser and Sub-Adviser believe that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser and Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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7

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Adviser

Morgan Stanley Investment Management Limited located at 25 Cabot Square, Canary Wharf, London, England, E144 QA, a wholly-owned subsidiary of Morgan Stanley, serves as investment sub-adviser for the Portfolio on a day-to-day basis. The Sub-Adviser selects, buys and sells securities for the Portfolio under the supervision of the Adviser.

The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.50%
From $500 million to $1 billion	0.45%
More than $1 billion	0.40%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.80% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.80%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team.

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8

Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I Shares of the International Fixed Income Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF International Fixed Income Portfolio

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Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying

UIF International Fixed Income Portfolio

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Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008 which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

International Growth Equity Portfolio

Long-term capital appreciation, with a secondary objective of income.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

International Growth Equity Portfolio

Objectives

The Portfolio seeks long-term capital appreciation, with a secondary objective of income.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks to achieve the Portfolio’s investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Process

The Adviser generally seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimate revisions. The Adviser generally considers selling a portfolio security when it no longer fits the Adviser’s investment criteria, has a substantial decline within the Adviser’s quantitative rankings, or a more attractive opportunity elsewhere in the market has been identified.

While a substantial portion of the Portfolio’s assets generally are invested in the developed countries of Europe and the Far East, the Portfolio may invest up to 15% of its assets in securities of issuers in developing or emerging market countries. The Portfolio may invest up to 20% of its assets in debt securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, structured investments and currency-related transactions involving options, futures contracts, forward contracts and swaps, and may purchase contracts for difference (“CFDs”), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities of issuers from at least three different foreign countries. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located in countries other than the United States, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as

UIF International Growth Equity Portfolio

1

International Growth Equity Portfolio (Cont’d)

hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

The Portfolio may invest in the equity securities of any company regardless of market capitalization size. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 28, 2006

High Quarter	4/07 - 6/07	7.05%
Low Quarter	10/07 - 12/07	-0.93%

Average Annual Total Returns (Class II) (for the calendar periods ended December 31, 2007)
	International Growth Equity Portfolio	MSCI EAFE Index
Past One Year	14.26%	11.17%
Past Five Years	n/a	n/a
Since Inception 4/28/06	13.70%	12.89%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF International Growth Equity Portfolio

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Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.75%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.74%
Total Annual Portfolio Operating Expenses*	1.84%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.35%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary fee waiver and /or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.35%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
International Growth Equity Portfolio	$187	$579	$995	$2,159

UIF International Growth Equity Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The values of foreign currencies fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Risks

The Portfolio may invest up to 15% of its assets in securities of issuers in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, CFDs and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

UIF International Growth Equity Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

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Additional Risk Factors and Information (Cont’d)

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turn-over (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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6

Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.35% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.35%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.36% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the International Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Johannes B. van den Berg, a Managing Director of the Adviser, David Sugimoto, an Executive Director of the Adviser, and Brian Arcese, a Vice President of the Adviser.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio at its inception in April 2006. Prior to July 2005, Mr. van den Berg was a Managing Director and portfolio manager for 1838 Investment Advisors. Mr. Sugimoto has been associated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio at its inception in April 2006. Prior to July 2005, Mr. Sugimoto was a Director and portfolio manager of 1838 Investment Advisors. Mr. Arcese has been associated with the Adviser in an investment management capacity since November 2006 and began managing the Portfolio in April 2008. Prior to November 2006, he was an equity analyst at Blackrock (from April 2005 to November 2006) and an equity analyst and manager of high net worth client portfolios at 1838 Investment Advisors (from August 2001 to April 2005).

Mr. van den Berg is the lead manager of the Portfolio. He has over 25 years of investment experience. He is supported by Mr. Sugimoto who also has over 25 years of investment experience. Mr. van den Berg is responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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7

Fund Management (Cont’d)

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the International Growth Equity Portfolio. The Portfolio does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

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9

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF International Growth Equity Portfolio

10

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the Portfolio’s inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31, 2007	Period from April 28, 2006* to December 31, 2006

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$10.84	$10.00

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.03	0.03
Net Realized and Unrealized Gain (Loss)	1.52	0.82
Total From Investment Operations	1.55	0.85

Distributions from and/or in Excess of:

Net Investment Income	(0.02)	(0.01)
Net Realized Gain	(0.26)	–
Total Distributions	(0.28)	(0.01)
Net Asset Value, End of Period	$12.11	$10.84
Total Return±	14.26%	8.55	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$57,419	$9,993
Ratio of Expenses to Average Net Assets(1)	1.35%+	1.35	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.29%+	0.38	%**
Portfolio Turnover Rate	52%	10	%††

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.84%+	3.95	%**
Net Investment Income (Loss) to Average Net Assets	(0.20)%+	(2.23	)%**

*	Commencement of Operations.
**	Annualized.
#	Per share amount is based on average shares outstanding.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund will publish annual and semi-annual reports that contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at “http://www.sec.gov”; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Investment Grade Fixed Income Portfolio (inoperative portfolio)

Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of investment grade fixed income securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Investment Grade Fixed Income Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of investment grade fixed income securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and 10 years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark, the Citi Broad Investment Grade Index. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk, by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with fixed income securities in the hope of earning above average total return. Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-U.S. Treasury securities and perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-U.S. Treasury securities. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Investment Grade Fixed Income Portfolio

1

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.40%
Distribution (12b-1) Fee	None
Other Expenses**	0.49%
Total Annual Portfolio Operating Expenses	0.89%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.80%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Investment Grade Fixed Income Portfolio	$91	$284

UIF Investment Grade Fixed Income Portfolio

2

Class I Prospectus

Investment Summary

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured notes, collateralized mortgage obligations (“CMOs”) and stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified

UIF Investment Grade Fixed Income Portfolio

3

Additional Risk Factors and Information (Cont’d)

order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR (London Inter-Bank Offered Rate)) and stock indices, such as the S&P 500®. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or

UIF Investment Grade Fixed Income Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

The Portfolio will not, except for hedging purposes, enter into futures to the extent that the Portfolio’s outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Foreign Investing

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

UIF Investment Grade Fixed Income Portfolio

5

Additional Risk Factors and Information (Cont’d)

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Investment Grade Fixed Income Portfolio

6

Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.40%
From $500 million to $1 billion	0.35%
More than $1 billion	0.30%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.80% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.80%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team.

UIF Investment Grade Fixed Income Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Investment Grade Fixed Income Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its

UIF Investment Grade Fixed Income Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short- term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Investment Grade Fixed Income Portfolio

9

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

International Magnum Portfolio

Long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

International Magnum Portfolio

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Approach

The Portfolio seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeking to achieve this goal, the Portfolio uses a combination of strategic asset allocation and fundamental stock selection.

Process

The Portfolio is managed using a two-part process. The portfolio management team decides the appropriate allocation of the Portfolio’s assets among an international growth investment team and regional value-oriented investment teams responsible for Europe, Japan and developed Asia, including Australia and New Zealand (collectively, the “Investment Teams”). Allocation decisions among the Investment Teams are based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors. Once allocation decisions have been made by the portfolio management team, each Investment Team determines which securities to purchase for its allocated portion of the portfolio using its own investment strategy. The international growth investment team generally looks for securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, region or the world; (ii) strong balance sheets; (3) market capitalization typically greater than $1 billion; (4) attractive price to earnings ratios compared with earnings growth potential (PEG ratio); and (5) attractive earnings momentum as measured by earnings estimates revisions. The regional value-oriented investment teams look for securities of issuers in their respective regions that they believe are attractively valued. The regional value-oriented investment teams analyze each issuer’s finances, products and management, typically meeting with each issuer’s management before a stock is purchased for the Portfolio. The Investment Teams generally consider selling a portfolio holding when they determine that the holding no longer satisfies its investment criteria.

The Portfolio invests primarily in countries included in the MSCI Europe, Australasia, Far East Index (the “MSCI EAFE Index”). Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities. The Portfolio may also invest up to 15% of its assets in countries not included in the MSCI EAFE Index, including emerging market countries.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of non-U.S. issuers and, to a lesser extent, issuers of emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

UIF International Magnum Portfolio

1

International Magnum Portfolio (Cont’d)

The Investment Teams may invest in certain instruments, such as derivatives, and may use certain techniques such as hedging, to manage these risks. However, the Investment Teams cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that they will succeed in doing so. The Investment Teams may use derivatives for other purposes such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	15.55%
Low Quarter	7/02 - 9/02	–19.55%

Average Annual Total Return (Class I)

(for the calendar periods ended December 31, 2007)

	International Magnum Portfolio	MSCI EAFE Index
Past One Year	14.59%	11.17%
Past Five Years	18.96%	21.59%
Past Ten Years	6.69%	8.66%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI EAFE Index consists of the following 21 developed market country Indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF International Magnum Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.80%
Distribution (12b-1) Fee	None
Other Expenses	0.35%
Total Annual Portfolio Operating Expenses	1.15%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 1.05%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses incurred by investors were 1.05%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
International Magnum Portfolio	$117	$365	$633	$1,398

UIF International Magnum Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market secu-rities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Investment Teams may use derivatives to reduce this risk. The Investment Teams may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contracts agreed upon by the parties at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain or modify exposure to a particular currency. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

UIF International Magnum Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Investment Teams believe that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Investment Teams incorrectly predict the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF International Magnum Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen” (the “Adviser”). The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Sub-Advisers

Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London, England, E144 QA, Morgan Stanley Asset & Investment Trust Management Co., Limited (“MSAITM”), located at Yebisu Garden Place Tower , 20-3, Ebisu 4- chome, Shibuya-ku, Tokyo, Japan 150-6009, and Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, 16-01 Capital Square, Singapore 04981, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers for the Portfolio on a day-to-day basis. MSIM Limited, MSAITM and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of MSIM Limited, MSAITM and MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.05% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.05%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement and the investment sub-advisory agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the International Magnum team and the individual Investment Teams. The teams consist of portfolio managers and analysts. Francine J. Bovich, a Managing Director of the Adviser, is the member of the International Magnum team primarily responsible for the day-to-day management of the Portfolio. Ms. Bovich has

UIF International Magnum Portfolio

6

Class I Prospectus

Fund Management

Fund Management (Cont’d)

been associated with the Adviser in an investment management capacity since April 1993 and began managing the Portfolio in January 1997.

Members of the Investment Teams primarily responsible for individual security selection for the Portfolio include Johannes B. van den Berg, a Managing Director of the Adviser, David Sugimoto, a Managing Director of the Adviser, Kunihiko Sugio, an Executive Director of MSAITM, James Cheng, a Managing Director of MSIM Company, and Matthew Leeman, a Managing Director of MSIM Limited.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio in February 2006. Prior to July 2005, Mr. van den Berg was Head of International Equities at 1838 Advisors. Mr. Sugimoto has been associated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio in February 2006. Prior to July 2005, Mr. Sugimoto was a Director and portfolio manager at 1838 Advisors. Mr. Sugio has been associated with MSAITM in an investment management capacity since December 1993 and began managing the Portfolio in January 1997. Mr. Cheng has been associated with MSIM Company in an investment management capacity and managing the Portfolio since August 2006. Prior to August 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Leeman has been associated with MSIM Limited in an investment management capacity and managing the Portfolio since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

UIF International Magnum Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the International Magnum Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

UIF International Magnum Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF International Magnum Portfolio

9

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$14.26	$12.38	$11.29	$9.90	$7.78

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.17	0.16	0.14	0.10	0.08
Net Realized and Unrealized Gain (Loss)	1.89	2.77	1.09	1.58	2.05
Total From Investment Operations	2.06	2.93	1.23	1.68	2.13

Distributions from and/or in Excess of:

Net Investment Income	(0.23)	(0.01)	(0.14)	(0.29)	(0.01)
Net Realized Gain	(1.59)	(1.04)	–	–	–
Total Distributions	(1.82)	(1.05)	(0.14)	(0.29)	(0.01)
Net Asset Value, End of Period	$14.50	$14.26	$12.38	$11.29	$9.90
Total Return±	14.59%	25.13%	11.07%	17.39%	27.42%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$209,933	$194,060	$150,641	$134,674	$108,261
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.09%†	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	1.15%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.15%+	1.25%	1.26%	0.96%	0.92%
Portfolio Turnover Rate	43%	80%	34%	51%	54%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.15%+	1.18%	1.18%	1.25%	1.38%
Net Investment Income (Loss) to Average Net Assets	1.05%+	1.15%	1.23%	0.86%	0.69%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
†	Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.05%. Prior to June 1, 2006, the maximum ratio was 1.15%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF International Magnum Portfolio

10

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Mid Cap Growth Portfolio

Long-term capital growth by investing primarily in common stocks and other equity securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Mid Cap Growth Portfolio

Objective

The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

The Adviser may invest up to 25% of the Portfolio’s net assets in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risk and uncertainties of investing in mid cap equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investments in mid cap companies may involve greater risk than investments in larger, more established companies.

The securities issued by mid cap companies may be less liquid and their prices may be subject to more abrupt or erratic price movements. In addition mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Certain market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid cap growth stocks may, over certain periods of time, underperform a portfolio of value stocks or stocks of larger or smaller companies or the overall market.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions

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1

Mid Cap Growth Portfolio (Cont’d)

under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on October 18, 1999

High Quarter	10/01 - 12/01	17.34%
Low Quarter	7/01 - 9/01	-27.34%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Past One Year	22.67%	11.43%
Past Five Years	22.12%	17.90%
Since Inception 10/18/99	6.65%	6.63%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.34%
Total Annual Portfolio Operating Expenses	1.09%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 1.05%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses incurred by investors, including certain investment related expenses, were 1.06%. The Total Annual Portfolio Operating Expenses excluding certain investment related expenses were 1.05%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Portfolio	$111	$347	$601	$1,329

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Markets Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial conditions of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Initial Public Offerings

The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio’s total returns during any period that the Portfolio has a small asset base. As the Portfolio’s assets grow, any impact of IPO investments on the Portfolio’s total return may decline.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and

UIF Mid Cap Growth Portfolio

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Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g. stock index futures) or to control its exposure to changing foreign currency exchange rates.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.75%
From $500 million to $1 billion	0.70%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.05% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.05%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.71% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since June 1998 and began managing the Portfolio in April 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and began managing the Portfolio in April 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr.

Norton has been associated with the Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

UIF Mid Cap Growth Portfolio

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Class I Prospectus

Fund Management

Fund Management (Cont’d)

Mr. Lynch is the lead manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Mid Cap Growth Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

UIF Mid Cap Growth Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial

UIF Mid Cap Growth Portfolio

9

Shareholder Information (Cont’d)

steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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10

Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007		2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$12.48		$12.18	$10.36	$8.52	$6.01

Income (Loss) from Investment Operations

Net Investment Income (Loss)#	0.04		0.01	(0.06)	(0.05)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.74		1.07	1.88	1.89	2.57
Total From Investment Operations	2.78		1.08	1.82	1.84	2.51

Distributions from and/or in Excess of:

Net Realized Gain	(0.68)		(0.78)	–	–	–
Net Asset Value, End of Period	$14.58		$12.48	$12.18	$10.36	$8.52
Total Return±	22.67%		9.28%	17.57%	21.60%	41.76%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$122,169		$120,414	$111,677	$97,485	$73,933
Ratio of Expenses to Average Net Assets(1)	1.06	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.05	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.27	%+	0.07%	(0.54)%	(0.59)%	(0.76)%
Portfolio Turnover Rate	78%		65%	103%	124%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.09	%+	1.06%	1.09%	1.13%	1.33%
Net Investment Income (Loss) to Average Net Assets	0.23	%+	0.06%	(0.58)%	(0.67)%	(1.04)%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Mid Cap Growth Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Mid Cap Growth Portfolio

Long-term capital growth by investing primarily in common stocks and other equity securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Mid Cap Growth Portfolio

Objective

The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

The Adviser may invest up to 25% of the Portfolio’s net assets in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risk and uncertainties of investing in mid cap equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investments in mid cap companies may involve greater risk than investments in larger, more established companies.

The securities issued by mid cap companies may be less liquid and their prices may be subject to more abrupt or erratic price movements. In addition mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Certain market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid cap growth stocks may, over certain periods of time, underperform a portfolio of value stocks or stocks of larger or smaller companies or the overall market.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions

UIF Mid Cap Growth Portfolio

1

Mid Cap Growth Portfolio (Cont’d)

under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on May 5, 2003

High Quarter	10/04 - 12/04	13.24%
Low Quarter	4/06 - 6/06	–5.14%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Past One Year	22.61%	11.43%
Past Five Years	n/a	n/a
Since Inception 5/5/03	21.34%	17.00%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Mid Cap Growth Portfolio

2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.75%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.34%
Total Annual Portfolio Operating Expenses	1.44%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.15%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors, including certain investment related expenses, were 1.16%. The Total Annual Portfolio Operating Expenses excluding certain investment related expenses were 1.15%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Portfolio	$147	$456	$787	$1,724

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Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial conditions of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Initial Public Offerings

The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio’s total returns during any period that the Portfolio has a small asset base. As the Portfolio’s assets grow, any impact of IPO investments on the Portfolio’s total return may decline.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses

UIF Mid Cap Growth Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g. stock index futures) or to control its exposure to changing foreign currency exchange rates.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Mid Cap Growth Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.75%
From $500 million to $1 billion	0.70%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.15% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.15%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to

0.71% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since June 1998 and began managing the Portfolio in April 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and began managing the Portfolio in April 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1

UIF Mid Cap Growth Portfolio

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Class II Prospectus

Fund Management

Fund Management (Cont’d)

under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF Mid Cap Growth Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Mid Cap Growth Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes dis-

UIF Mid Cap Growth Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

tributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial

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9

Shareholder Information (Cont’d)

steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since inception of the Portfolio’s Class II shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,					Period from May 5, 2003* to December 31, 2003
	2007		2006	2005	2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$12.42		$12.14	$10.35	$8.52	$6.60

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.04		(0.00)‡	(0.07)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss)	2.72		1.06	1.86	1.89	1.96
Total From Investment Operations	2.76		1.06	1.79	1.83	1.92

Distributions from and/or in Excess of:

Net Realized Gain	(0.68)		(0.78)	–	–	–
Net Asset Value, End of Period	$14.50		$12.42	$12.14	$10.35	$8.52
Total Return±	22.61%		9.14%	17.29%	21.48%	29.09	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$167,962		$182,020	$44,316	$22,543	$10,888
Ratio of Expenses to Average Net Assets(1)	1.16	%+	1.15%	1.15%	1.15%	1.15	%**
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.15	%+	1.15%	1.15%	1.15%	1.15	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.27	%+	(0.04)%	(0.63)%	(0.69)%	(0.86	)%**
Portfolio Turnover Rate	78%		65%	103%	124%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.44	%+	1.40%	1.44%	1.48%	1.68	%**
Net Investment Income (Loss) to Average Net Assets	(0.01	)%+	(0.29)%	(0.92)%	(1.02)%	(1.39	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
††	Not Annualized.
‡	Amount is less than $0.005 per share.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Mid Cap Growth Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Multi-Asset-Class Portfolio (inoperative portfolio)

Above-average total return over a market cycle of three to five years by investing primarily in a portfolio of equity and fixed income securities of domestic and foreign issuers.

Investment Adviser Morgan Stanley Investment Management Inc. does business in certain instances as Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Multi-Asset-Class Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of equity and fixed income securities of domestic and foreign issuers.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser’s target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio’s equity securities generally will be common stocks issued by large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw Hill Companies, Inc. (“S&P”), or, if unrated, considered by the Adviser to be an appropriate investment for the Portfolio. The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio’s overall risks. [As of the date of this Prospectus, the Portfolio’s neutral position was generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities.] The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process

The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser’s asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser’s appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio’s investment opportunities.

Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

Investing in the Portfolio may be appropriate for you if you are seeking above-average total return through an approach that attempts to moderate risk by diversifying investments among domestic and foreign equity and fixed income investments. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-U.S. Treasury securities and perceptions of the creditworthiness of individual issuers. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines and rise if it improves, and will generally move inversely to movements in interest rates. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-U.S. Treasury securities. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. The prices of mortgage securities may be particularly sensitive to changes in interest

UIF Multi-Asset-Class Portfolio

1

Multi-Asset-Class Portfolio (Cont’d)

because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio’s overall performance.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Multi-Asset-Class Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio (Class I)

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.65%
Distribution (12b-1) Fee	None
Other Expenses**	0.59%
Total Annual Portfolio Operating Expenses	1.24%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.95%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Multi-Asset-Class Portfolio	$126	$393

UIF Multi-Asset-Class Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Foreign Investing

Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured notes, collateralized mortgage obligations (“CMOs”) and stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

UIF Multi-Asset-Class Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally depending on

UIF Multi-Asset-Class Portfolio

5

Additional Risk Factors and Information (Cont’d)

whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

The Portfolio will not, except for hedging purposes, enter into futures to the extent that the Portfolio’s outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Multi-Asset-Class Portfolio

6

Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.65%
From $500 million to $1 billion	0.60%
More than $1 billion	0.55%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.95% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.95%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated and/or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income and Global Asset Allocation teams.

UIF Multi-Asset-Class Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Multi-Asset-Class Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance agent or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Multi-Asset-Class Portfolio

8

Class I Prospectus

Shareholder Information

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying

UIF Multi-Asset-Class Portfolio

9

Shareholder Information (Cont’d)

insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Multi-Asset-Class Portfolio

10

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Small Company Growth Portfolio

Long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Investment Adviser

Morgan Stanley Investment Management Inc. does business in certain instances as Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

Small Company Growth Portfolio

Effective July 30, 2004, the Portfolio suspended the offering of its shares to new investors. The Portfolio will continue to offer its shares to existing shareholders. The Portfolio may recommence offering its shares to new investors at such time as the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), determines that it would be consistent with prudent portfolio management to do so.

Objective

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and foreign companies, including emerging market securities. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

The Adviser may invest up to 25% of the Portfolio’s net assets in foreign securities, including emerging market securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of emerging market countries.

Process

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of small companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, growth-oriented equity securities of small companies may underperform relative to the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies’ equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to

1

UIF Small Company Growth Portfolio

Small Company Growth Portfolio (Cont’d)

economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on April 30, 2003

High Quarter	10/04 - 12/04	13.41%
Low Quarter	4/06 - 6/06	-8.45%

Average Annual Total Returns (Class II)

(for the calendar periods ended December 31, 2007)

	Small Company Growth Portfolio	Russell 2000® Growth Index
Past One Year	2.96%	7.05%
Past Five Years	n/a	n/a
Since Inception 4/30/03	17.30%	16.49%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Small Company Growth Portfolio

2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.92%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.36%
Total Annual Portfolio Operating Expenses	1.63%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.25%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.25%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Small Company Growth Portfolio	$166	$514	$887	$1,933

UIF Small Company Growth Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

The Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precatious than in other countries. In addition, emerging market or developing securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non- U.S. dollar-denominated securities, and therefore may convert the value of foreign securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

A futures contract provides for the future sale by one party and purchase by another party of a specified

4

UIF Small Company Growth Portfolio

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g. stock index futures) or to control their exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Small Company Growth Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.92%
From $1 billion to $1.5 billion	0.85%
More than $1.5 billion	0.80%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.25% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.25%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.84% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since June 1998 and began managing the Portfolio in April 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and began managing the Portfolio in April 2003. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yueng has been associated with the Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Cohen is the lead portfolio manager of the Portfolio. Messrs. Lynch, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with

UIF Small Company Growth Portfolio

6

Class II Prospectus

Fund Management

Fund Management (Cont’d)

the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

UIF Small Company Growth Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Small Company Growth Portfolio. The Fund does not currently offer Class I shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about availability of Class I shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Small Company Growth Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants are referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or

9

UIF Small Company Growth Portfolio

Shareholder Information (Cont’d)

qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Small Company Growth Portfolio

10

Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares since the Portfolio’s inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,					Period from April 30, 2003* to December 31, 2003
	2007		2006	2005	2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$17.94		$17.36	$15.48	$13.40	$10.00

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	(0.10)		(0.14)	(0.03)	(0.13)	(0.09)
Net Realized and Unrealized Gain (Loss)	0.70		2.07	2.01	2.67	3.72
Total From Investment Operations	0.60		1.93	1.98	2.54	3.63

Distributions from and/or in Excess of:

Net Realized Gain	(1.61)		(1.35)	(0.10)	(0.46)	(0.23)
Net Asset Value, End of Period	$16.93		$17.94	$17.36	$15.48	$13.40
Total Return±	2.96%		11.84%	12.88%	18.95%	36.30	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$51,171		$58,336	$50,785	$34,752	$17,938
Ratio of Expenses to Average Net Assets(1)	1.25	%+	1.25%	1.25%	1.25%	1.25	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.56	)%+	(0.80)%	(0.19)%	(0.93)%	(1.06	)%**
Portfolio Turnover Rate	52%		68%	72%	113%	82	%††

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.63	%+	1.73%	1.81%	1.91%	4.98	%**
Net Investment Income (Loss) to Average Net Assets	(0.94	)%+	(1.28)%	(0.75)%	(1.59)%	(4.79	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
††	Not Annualized.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF Small Company Growth Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Targeted Duration Portfolio (inoperative portfolio)

Above average total return consistent with reasonable risk.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Targeted Duration Portfolio

Objective

The Portfolio seeks above average total return consistent with reasonable risk.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as “junk bonds”), mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. High yield securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw Hill Companies, Inc. (“S&P”), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-term expected return and risk. The Adviser relies upon value measures, such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio’s objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with fixed income securities in the hope of earning above average total return. Market prices of the Portfolio’s holdings respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-U.S. Treasury securities and perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines and rise if it improves. Prices of longer term fixed income securities also are generally more volatile, as the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-U.S. Treasury securities. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in net asset value.

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

There is no performance information for the Portfolio because it has not commenced operations as of the date of this Prospectus.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Targeted Duration Portfolio

1

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.40%
Distribution (12b-1) Fee	None
Other Expenses**	0.49%
Total Annual Portfolio Operating Expenses	0.89%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.75%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the first paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

	1 Year	3 Years
Targeted Duration Portfolio	$91	$284

UIF Targeted Duration Portfolio

2

Class I Prospectus

Investment Summary

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include forward contracts, futures, options, swaps, structured investments, collateralized mortgage obligations (“CMOs”) and stripped mortgage backed securities (“SMBS”). These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio currency exposure.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain or modify exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates or interest rates. As a Portfolio investing in fixed income securities, it may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolio may enter into swap transactions which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments generally are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series

UIF Targeted Duration Portfolio

3

Additional Risk Factors and Information (Cont’d)

(known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR. If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investments in structured investments, involve risks, including interest rate risk, credit risk, market risk and other associated risks.

Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBS that the Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

The Portfolio will not, except for hedging purposes, enter into futures to the extent that the Portfolio’s outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio’s performance may be

UIF Targeted Duration Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

worse than if it did not make such investments. See the SAI for more information about the risks of different types of derivatives.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Foreign Investing

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association, and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Targeted Duration Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.40%
From $500 million to $1 billion	0.35%
More than $1 billion	0.30%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.75% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.75%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income Team.

UIF Targeted Duration Portfolio

6

Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Targeted Duration Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the fund offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Targeted Duration Portfolio

7

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading

UIF Targeted Duration Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Targeted Duration Portfolio

9

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

U.S. Mid Cap Value Portfolio

Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

U.S. Mid Cap Value Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process

The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap® Value Index. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. As of December 31, 2007, these market capitalizations ranged between $479 million and $42.1 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within those policies.

The Portfolio may invest up to 20% of its net assets in real estate investment trusts (“REITs”). The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may purchase and sell futures contracts for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in mid cap equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events which affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investments in mid cap companies may involve greater risk than investments in larger, more established companies.

The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Certain market conditions may favor stocks of mid-sized companies, while other conditions may favor stocks of larger or smaller companies. Accordingly, a portfolio of mid cap stocks may, over certain periods of time, underperform a portfolio of stocks of larger or smaller companies or the overall market. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences

UIF U.S. Mid Cap Value Portfolio

1

U.S. Mid Cap Value Portfolio (Cont’d)

for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

At times, the Portfolio’s guideline for sector weightings may result in significant exposure to one or more market sectors.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	22.64%
Low Quarter	7/02 - 9/02	–19.60%

Average Annual Total Return (Class I)

(for the calendar periods ended December 31, 2007)

	U.S. Mid Cap Value Portfolio	Russell Midcap® Value Index
Past One Year	7.84%	-1.42%
Past Five Years	18.84%	17.92%
Past Ten Years	9.81%	10.18%

The bar chart and table above show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF U.S. Mid Cap Value Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.72%
Distribution (12b-1) Fee	None
Other Expenses	0.29%
Acquired Fund Fees & Expenses**	0.01%
Total Annual Portfolio Operating Expenses	1.02%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below and Acquired Fund Fees and Expenses, will not exceed 1.05%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
U.S. Mid Cap Value Portfolio	$104	$325	$563	$1,248

UIF U.S. Mid Cap Value Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Covered Call Writing

In addition to using other derivatives described in the SAI, the Portfolio is permitted to write listed and over-the-counter (“OTC”) covered call options on portfolio securities in an amount not exceeding 10% of its net assets.

The Portfolio will receive from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the option decline in value.

The Portfolio may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has

UIF U.S. Mid Cap Value Portfolio

4

Class I Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. OTC covered call options are negotiated with dealers and there is not secondary market for these investments.

A call option is “covered” if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

Futures

The Portfolio may, but is not required to, use futures contracts in several different ways depending upon the status of the Portfolio’s investments and the expectations of the Adviser concerning the securities markets in an amount not exceeding 10% of its net assets. Although the Adviser seeks to use these transactions to further the Portfolio’s investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio’s assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may under perform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio’s portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

In certain cases, the futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio’s expenses and reduce its return.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio

UIF U.S. Mid Cap Value Portfolio

5

Fund Management

to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.72%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.05% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.05%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, Thomas B. Bastian and Thomas R. Copper, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since August 1985 and began managing the Portfolio in September 2003. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and began managing the Portfolio in September 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Copper has been associated with the Adviser in an investment management capacity since December 1986 and began managing the Portfolio in December 2005. Mr. Roeder has been associated with the Adviser in an investment management capacity since

UIF U.S. Mid Cap Value Portfolio

6

Class I Prospectus

Fund Management

Fund Management (Cont’d)

May 1999 and began managing the Portfolio in September 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since October 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity and began managing the Portfolio in September 2003.

Messrs. Gilligan and Copper are co-lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. The lead managers are responsible for the execution of the overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

UIF U.S. Mid Cap Value Portfolio

7

Shareholder Information

Share Class

This Prospectus offers Class I shares of the U.S. Mid Cap Value Portfolio. The Fund also offers Class II shares of the Portfolio through a separate Prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

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8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF U.S. Mid Cap Value Portfolio

9

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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10

Class I Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$19.74	$18.75	$16.99	$14.83	$10.49

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.13	0.13	0.06	0.06	0.01
Net Realized and Unrealized Gain (Loss)	1.53	3.35	2.01	2.10	4.33
Total From Investment Operations	1.66	3.48	2.07	2.16	4.34

Distributions from and/or in Excess of:

Net Investment Income	(0.14)	(0.06)	(0.06)	(0.00)†	–
Net Realized Gain	(2.15)	(2.43)	(0.25)	–	–
Total Distributions	(2.29)	(2.49)	(0.31)	(0.00)†	–
Net Asset Value, End of Period	$19.11	$19.74	$18.75	$16.99	$14.83
Total Return±	7.84%	20.70%	12.31%	14.59%	41.37%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$302,575	$381,064	$356,544	$343,551	$241,384
Ratio of Expenses to Average Net Assets(1)	1.01%+	1.01%	1.01%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.62%+	0.67%	0.32%	0.39%	0.04%
Portfolio Turnover Rate	68%	65%	77%	80%	218%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	1.05%	1.12%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	0.39%	(0.03)%

#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF U.S. Mid Cap Value Portfolio

11

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

U.S. Mid Cap Value Portfolio

Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

U.S. Mid Cap Value Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index.  The Portfolio may purchase stocks that typically do not pay dividends.

Process

The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap® Value Index. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. As of December 31, 2007 these market capitalizations ranged between $479 million and $42.1 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within those policies.

The Portfolio may invest up to 20% of its net assets in real estate investment trusts (“REITs”). The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may purchase and sell futures contracts for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in mid cap equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events which affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investments in mid cap companies may involve greater risk than investments in larger, more established companies.

The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Certain market conditions may favor stocks of mid-sized companies, while other conditions may favor stocks of larger or smaller companies. Accordingly, a portfolio of mid cap stocks may, over certain periods of time, underperform a portfolio of stocks of larger or smaller companies or the overall market. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences

UIF U.S. Mid Cap Value Portfolio

1

U.S. Mid Cap Value Portfolio (Cont’d)

for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

At times, the Portfolio’s guideline for sector weightings may result in significant exposure to one or more market sectors.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on May 5, 2003

High Quarter	10/04 - 12/04	11.21%
Low Quarter	10/07 - 12/07	-3.40%

Average Annual Total Return (Class II)

(for the calendar periods ended December 31, 2007)

	U.S. Mid Cap Value Portfolio	Russell MidCap® Value Index
Past One Year	7.74%	-1.42%
Past Five Years	n/a	n/a
Since Inception 5/5/03	18.57%	18.17%

The bar chart and table above show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell MidCap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.72%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.29%
Acquired Fund Fees & Expenses**	0.01%
Total Annual Portfolio Operating Expenses	1.37%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor) and Acquired Fund Fees and Expenses, will not exceed 1.15%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursement and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors were 1.11%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

**	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

	1 Year	3 Years	5 Years	10 Years
U.S. Mid Cap Value Portfolio	$139	$434	$750	$1,646

UIF U.S. Mid Cap Value Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Covered Call Writing

In addition to using other derivatives described in the SAI, the Portfolio is permitted to write listed and over-the-counter (“OTC”) covered call options on portfolio securities in an amount not exceeding 10% of its net assets.

The Portfolio will receive from the purchaser, in return for a call it has written, a “premium;” i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities underlying the option decline in value.

The Portfolio may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be

UIF U.S. Mid Cap Value Portfolio

4

Class II Prospectus

Investment Summary

Additional Risk Factors and Information (Cont’d)

unable to effect a closing purchase transaction. OTC covered call options are negotiated with dealers and there is not secondary market for these investments.

A call option is “covered” if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. Thus, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option.

Futures

The Portfolio may, but is not required to, use futures contracts in several different ways depending upon the status of the Portfolio’s investments and the expectations of the Adviser concerning the securities markets in an amount not exceeding 10% of its net assets. Although the Adviser seeks to use these transactions to further the Portfolio’s investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio’s assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may under perform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio’s portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.

In certain cases, the futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio’s expenses and reduce its return.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF U.S. Mid Cap Value Portfolio

5

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $1 billion	0.72%
More than $1 billion	0.65%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.15% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.15%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan, Thomas B. Bastian and Thomas R. Copper, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since August 1985 and began managing the Portfolio in September 2003. Mr. Bastian has been associated with the Adviser in an investment management capacity since March 2003 and began managing the Portfolio in September 2003. Prior to March 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr. Copper has been associated with the Adviser in an investment management capacity since December 1986 and began managing the Portfolio in December 2005. Mr. Roeder has been associated with the Adviser in an investment management capacity since May 1999 and began managing the Portfolio in September 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since October 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity and began managing the Portfolio in September 2003.

Messrs. Gilligan and Copper are co-lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. The lead managers are responsible for the execution of the overall strategy of the Portfolio.

UIF U.S. Mid Cap Value Portfolio

6

Class II Prospectus

Fund Management

Fund Management (Cont’d)

The Fund’s SAI provides additional information about portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittances to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your invest- ment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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7

Shareholder Information

Share Class

This Prospectus offers Class II shares of the U.S. Mid Cap Value Portfolio. The Fund also offers Class I shares through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its

UIF U.S. Mid Cap Value Portfolio

8

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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9

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s Class II shares’ financial performance since the inception of the Portfolio’s Class II shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover of this Prospectus or from your insurance company.

	Year Ended December 31,					Period from May 5, 2003* to December 31, 2003
	2007	2006	2005		2004

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$19.68	$18.70	$16.96		$14.81	$11.18

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.11	0.11	0.04		0.05	0.01
Net Realized and Unrealized Gain (Loss)	1.52	3.34	2.00		2.10	3.62
Total From Investment Operations	1.63	3.45	2.04		2.15	3.63

Distributions from and/or in Excess of:

Net Investment Income	(0.12)	(0.04)	(0.05)		(0.00)†	–
Net Realized Gain	(2.15)	(2.43)	(0.25)		–	–
Total Distributions	(2.27)	(2.47)	(0.30)		(0.00)†	–
Net Asset Value, End of Period	$19.04	$19.68	$18.70		$16.96	$14.81
Total Return±	7.74%	20.62%	12.15%		14.53%	32.47	%††

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$134,886	$108,859	$71,450		$43,000	$19,288
Ratio of Expenses to Average Net Assets(1)	1.11%+	1.11%	1.11%		1.15%	1.15	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.54%+	0.59%	0.25%		0.32%	(0.06	)%**
Portfolio Turnover Rate	68%	65%	77%		80%	218%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.36%+	1.36%	1.36%		1.40%	1.47	%**
Net Investment Income (Loss) to Average Net Assets	0.29%+	0.34%	0.00	%†††	0.07%	(0.38	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations.
**	Annualized.
†	Amount is less than $0.005 per share.
††	Not Annualized.
†††	Amount is less than 0.005%.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF U.S. Mid Cap Value Portfolio

10

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio

Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Investment Adviser

Morgan Stanley Investment Management Inc. does business in certain instances as  Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

U.S. Real Estate Portfolio

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), determines that it would be consistent with prudent portfolio management to do so.

Objective

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Approach

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio focuses on REITs as well as real estate operating companies (“REOCs”) that invest in a variety of property types and regions. The Adviser’s approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

Process

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). The Adviser employs a value-driven approach to bottom-up security selection, which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Adviser considers broad demographic and macroeconomic factors as well as other criteria, such as space demand, new construction and rental patterns. The Adviser generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding’s share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States (i) if its securities are traded on a recognized stock exchange in the United States, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or (iii) if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio’s market sector, U.S. real estate securities, may under perform relative to other sectors or the overall market.

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1

U.S. Real Estate Portfolio (Cont’d)

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on March 3, 1997

High Quarter	10/04 - 12/04	17.10%
Low Quarter	10/07 - 12/07	-14.20%

Average Annual Total Return (Class I)

(for the calendar periods ended December 31, 2007)

	U.S. Real Estate Portfolio	FTSE NAREIT Equity REIT Index	S&P 500® Index
Past One Year	-17.07%	-15.69%	5.49%
Past Five Years	20.24%	18.17%	12.83%
Past Ten Years	12.01%	10.49%	5.91%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Financial Times Stock Exchange (“FTSE”) National Association of Real Estate Investment Trusts (“NAREIT”) Equity REIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends). An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

UIF U.S. Real Estate Portfolio

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.74%
Distribution (12b-1) Fee	None
Other Expenses	0.30%
Total Annual Portfolio Operating Expenses	1.04%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 1.10%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
U.S. Real Estate Portfolio	$106	$331	$574	$1,271

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3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Real Estate Investing

The Portfolio invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolio) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with the Portfolio’s principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance. The Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

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4

Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business, and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.10% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.10%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.74% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale, or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Real Estate team. The team consists of portfolio managers and analysts. Theodore R. Bigman, a Managing Director of the Adviser, is the member of the team primarily responsible for the day-to-day management of the Portfolio. Mr. Bigman has been associated with the Adviser in an investment management capacity since March 1995 and began managing the Portfolio in March 1997.

The Portfolio is managed by Mr. Bigman, who is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks and direct the implementation of investment strategy.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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UIF U.S. Real Estate Portfolio

Shareholder Information

Share Class

This Prospectus offers Class I shares of the U.S. Real Estate Portfolio. The Fund also offers Class II shares of the Portfolio through a separate prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt

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6

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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7

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$29.37	$23.09	$20.49	$15.58	$11.33

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.32	0.36	0.36	0.35	0.39
Net Realized and Unrealized Gain (Loss)	(4.90)	8.02	3.08	5.17	3.86
Total From Investment Operations	(4.58)	8.38	3.44	5.52	4.25

Distributions from and/or in Excess of:

Net Investment Income	(0.31)	(0.30)	(0.26)	(0.28)	–
Net Realized Gain	(2.43)	(1.80)	(0.58)	(0.33)	–
Total Distributions	(2.74)	(2.10)	(0.84)	(0.61)	–
Net Asset Value, End of Period	$22.05	$29.37	$23.09	$20.49	$15.58
Total Return±	(17.07)%	38.04%	17.05%	36.39%	37.51%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$761,902	$1,408,168	$1,072,408	$985,211	$681,576
Ratio of Expenses to Average Net Assets(1)	1.04%+	1.01%	1.03%	1.06%	1.10%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.02%+	1.01%	1.03%	1.06%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.14%+	1.40%	1.72%	2.04%	2.97%
Portfolio Turnover Rate	41%	25%	26%	11%	30%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.11%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	2.96%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF U.S. Real Estate Portfolio

8

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class II Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

U.S. Real Estate Portfolio

Above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as  Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class II Prospectus

Investment Summary

U.S. Real Estate Portfolio

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), determines that it would be consistent with prudent portfolio management to do so.

Objective

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Approach

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio focuses on REITs as well as real estate operating companies (“REOCs”) that invest in a variety of property types and regions. The Adviser’s approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

Process

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). The Adviser employs a value-driven approach to bottom-up security selection, which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, the Adviser considers broad demographic and macroeconomic factors as well as other criteria, such as space demand, new construction and rental patterns. The Adviser generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding’s share price, earnings prospects relative to its peers and/or business prospects.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States (i) if its securities are traded on a recognized stock exchange in the United States, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or (iii) if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio’s market sector, U.S. real estate securities, may under perform relative to other sectors or the overall market.

UIF U.S. Real Estate Portfolio

1

U.S. Real Estate Portfolio (Cont’d)

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified and a decline in the value of a particular instrument would cause the Portfolio’s overall value to decline to a greater degree.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class II)

Commenced operations on November 5, 2002

High Quarter	10/04 - 12/04	17.06%
Low Quarter	10/07 - 12/07	-14.26%

Average Annual Total Return (Class II)

(for the calendar periods ended December 31, 2007)

	U.S. Real Estate Portfolio	FTSE NAREIT Equity REIT Index	S&P 500® Index
Past One Year	-17.27%	-15.69%	5.49%
Past Five Years	19.93%	18.17%	12.83%
Since Inception 11/5/02	19.93%	18.23%	11.64%

The bar chart and table show the performance of the Portfolio’s Class II shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Financial Times Stock Exchange (“FTSE”) National Association of Real Estate Investment Trusts (“NAREIT”) Equity REIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends). An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF U.S. Real Estate Portfolio

2

Class II Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class II)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.74%
Distribution (12b-1) Fee*	0.35%
Other Expenses	0.28%
Total Annual Portfolio Operating Expenses	1.37%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements or Morgan Stanley Distribution, Inc.’s (“Distributor”) voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.35%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See “Distribution Plan.”

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waiver and/or expense reimbursements and the Distributor’s voluntary 12b-1 fee waiver, the Total Annual Portfolio Operating Expenses incurred by investors, including certain investment related expenses, were 1.28%. The Total Annual Portfolio Operating Expenses excluding certain investment related expenses were 1.27%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
U.S. Real Estate Portfolio	$139	$434	$750	$1,646

UIF U.S. Real Estate Portfolio

3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Real Estate Investing

The Portfolio invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolio) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with the Portfolio’s principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance. The Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF U.S. Real Estate Portfolio

4

Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business, and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.35% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.35%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.74% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Portfolio Management

The Portfolio’s assets are managed within the Real Estate team. The team consists of portfolio managers and analysts. Theodore R. Bigman, a Managing Director of the Adviser, is the member of the team primarily responsible for the day-to-day management of the Portfolio. Mr. Bigman has been associated with the Adviser in an investment management capacity since March 1995 and began managing the Portfolio in March 1997.

The Portfolio is managed by Mr. Bigman, who is supported by a team of five research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittances to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% 12b-1 fee that it may receive.

UIF U.S. Real Estate Portfolio

5

Fund Management (Cont’d)

This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

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6

Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the U.S. Real Estate Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt

UIF U.S. Real Estate Portfolio

7

Shareholder Information (Cont’d)

of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price- arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF U.S. Real Estate Portfolio

8

Class II Prospectus

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class II shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover of this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$29.11	$22.92	$20.38	$15.54	$11.33

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.19	0.32	0.33	0.30	0.47
Net Realized and Unrealized Gain (Loss)	(4.78)	7.93	3.04	5.15	3.74
Total From Investment Operations	(4.59)	8.25	3.37	5.45	4.21

Distributions from and/or in Excess of:

Net Investment Income	(0.26)	(0.26)	(0.25)	(0.28)	–
Net Realized Gain	(2.43)	(1.80)	(0.58)	(0.33)	–
Total Distributions	(2.69)	(2.06)	(0.83)	(0.61)	–
Net Asset Value, End of Period	$21.83	$29.11	$22.92	$20.38	$15.54
Total Return±	(17.27)%	37.67%	16.75%	36.07%	37.16%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$361,473	$1,155,718	$616,304	$333,442	$39,338
Ratio of Expenses to Average Net Assets(1)	1.28%+	1.26%	1.28%	1.31%	1.35%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.27%+	1.26%	1.28%	1.31%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.67%+	1.24%	1.58%	1.72%	2.72%
Portfolio Turnover Rate	41%	25%	26%	11%	30%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.37%+	1.36%	1.38%	1.41%	1.46%
Net Investment Income (Loss) to Average Net Assets	0.57%+	1.14%	1.48%	1.62%	2.61%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

UIF U.S. Real Estate Portfolio

9

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

Class I Prospectus

May 1, 2008

The Universal Institutional Funds, Inc.

Value Portfolio

Above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

Investment Adviser

Morgan Stanley Investment Management Inc.

does business in certain instances as

Van Kampen

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class I Prospectus

Investment Summary

Value Portfolio

Objective

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

Approach

The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign issuers, including issuers located in emerging market or developing countries. The Portfolio may also invest, without limitation, in securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Process

The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Certain market conditions may favor value stocks, while other conditions may favor growth stocks. Accordingly, a portfolio of value stocks may, over periods of time, underperform a portfolio of growth stocks or the overall market. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including

UIF Value Portfolio

Value Portfolio (Cont’d)

advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

Performance (Class I)

Commenced operations on January 2, 1997

High Quarter	4/03 - 6/03	22.57%
Low Quarter	7/02 - 9/02	–22.71%

Average Annual Total Returns (Class I)

(for the calendar periods ended December 31, 2007)

	Value Portfolio	Russell 1000® Value Index	S&P 500® Index
Past One Year	-3.07%	-0.17%	5.49%
Past Five Years	13.36%	14.63%	12.83%
Past Ten Years	5.99%	7.68%	5.91%

The bar chart and table show the performance of the Portfolio’s Class I shares year-by-year and as an average over different periods of time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An index is a hypothetical measure of performance based on the ups and downs of the securities that make up a particular market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

UIF Value Portfolio

2

Class I Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses of the Portfolio (Class I)

The Commission requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes. In addition, Total Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, Total Annual Portfolio Operating Expenses would be higher.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table to the right. The example does not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Advisory Fees*	0.55%
Distribution (12b-1) Fee	None
Other Expenses	0.36%
Total Annual Portfolio Operating Expenses	0.91%

*	This table does not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses described below, will not exceed 0.85%.

In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Annual Portfolio Operating Expenses. If these expenses were included, the Total Annual Portfolio Operating Expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratio shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2007, after giving effect to the Adviser’s voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Operating Expenses incurred by investors were 0.85%.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

Example

	1 Year	3 Years	5 Years	10 Years
Value Portfolio	$93	$290	$504	$1,120

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3

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

UIF Value Portfolio

4

Class I Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc., which does business in certain instances as “Van Kampen.” The Adviser, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of February 29, 2008, the Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.55%
From $500 million to $1 billion	0.50%
More than $1 billion	0.45%

However, the Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.85% of its average daily net assets. For purposes of determining the amount of the voluntary advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.85%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 2007, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to 0.49% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers and/or certain insurance companies or other financial institutions in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

Portfolio Management

The Portfolio’s assets are managed within the Multi-Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser, James N. Warwick, an Executive Director of the Adviser, and Devin E. Armstrong, a Vice President of the Adviser.

Mr. Baker has been associated with the Adviser in an investment management capacity since November 1991 and began managing the Portfolio in October 2003. Mr. Leder has been associated with the Adviser in an investment management capacity since April 1995 and began managing the Portfolio in October 2003. Mr. Holt has been associated with the Adviser in an investment management capacity since August 1999 and began managing the Portfolio in October 2003. Mr. Warwick has been associated with the Adviser in an investment management capacity since May 2002 and began managing the Portfolio in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Portfolio in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002 — May 2004).

5

UIF Value Portfolio

Fund Management (Cont’d)

Mr. Baker is the lead manager of the Portfolio and Messrs. Holt, Leder, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution and overall strategy of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios.

The composition of the team may change from time to time.

UIF Value Portfolio

6

Class I Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I shares of the Value Portfolio. The Fund does not currently offer Class II shares but may do so in the future. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For additional information about the availability of Class II shares of the Portfolio, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the net asset value (NAV) per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class I shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Value Portfolio

7

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

UIF Value Portfolio

8

Class I Prospectus

Shareholder Information

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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9

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Class I shares for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. The information has been audited by Ernst & Young LLP. Ernst & Young LLP’s unqualified report appears in the Portfolio’s Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio’s financial statements, as well as the SAI, are available at no cost from the Portfolio at the toll free number noted on the back cover to this Prospectus or from your insurance company.

	Year Ended December 31,
	2007	2006	2005	2004	2003

Selected Per Share Data and Ratios

Net Asset Value, Beginning of Period	$14.87	$14.49	$14.88	$13.18	$9.83

Income (Loss) From Investment Operations

Net Investment Income (Loss)#	0.25	0.26	0.25	0.21	0.15
Net Realized and Unrealized Gain (Loss)	(0.57)	1.96	0.38	2.06	3.20
Total From Investment Operations	(0.32)	2.22	0.63	2.27	3.35

Distributions from and/or in Excess of:

Net Investment Income	(0.29)	(0.27)	(0.20)	(0.14)	–
Net Realized Gain	(1.09)	(1.57)	(0.82)	(0.43)	–
Total Distributions	(1.38)	(1.84)	(1.02)	(0.57)	–
Net Asset Value, End of Period	$13.17	$14.87	$14.49	$14.88	$13.18
Total Return±	(3.07)%	16.89%	4.56%	17.83%	34.08%

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)	$46,863	$70,091	$75,105	$67,811	$52,670
Ratio of Expenses to Average Net Assets(1)	0.85%+	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.69%+	1.83%	1.72%	1.52%	1.37%
Portfolio Turnover Rate	17%	23%	32%	40%	135%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.91%+	0.93%	0.92%	0.95%	0.99%
Net Investment Income (Loss) to Average Net Assets	1.63%+	1.75%	1.65%	1.42%	1.23%

#	Per share amount is based on average shares outstanding.
+	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.
±	Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

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10

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2008, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.vankampen.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

P.O. Box 2798, Boston, MA 02208-2798

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2008

The Universal Institutional Funds, Inc. (the “Fund”) is a no-load, open-end management investment company with diversified and non-diversified series (each a “Portfolio” and together the “Portfolios”). The Fund currently consists of 23 Portfolios offering a broad range of investment choices. Each Portfolio (with the exception of the Equity and Income, Global Franchise, Global Real Estate, International Growth Equity and Small Company Growth Portfolios) offers Class I shares. In addition, the Capital Growth, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Equity and Income, Global Franchise, Global Real Estate, High Yield, International Growth Equity, Mid Cap Growth, Small Company Growth, U.S. Mid Cap Value and U.S. Real Estate Portfolios offer Class II shares. Shares of each Portfolio are offered with no sales charge or exchange or redemption fee. Following is a list of the Portfolios:

CLASS I PORTFOLIOS	CLASS II PORTFOLIOS
Asian Equity*	Capital Growth
Balanced*	Core Plus Fixed Income
Capital Growth	Emerging Markets Debt
Core Equity*	Emerging Markets Equity
Core Plus Fixed Income	Equity and Income
Emerging Markets Debt	Global Franchise***
Emerging Markets Equity	Global Real Estate
Global Value Equity	High Yield**
High Yield	International Growth Equity
International Fixed Income*	Mid Cap Growth
Investment Grade Fixed Income*	Small Company Growth***
International Magnum	U.S. Mid Cap Value
Mid Cap Growth	U.S. Real Estate
Multi-Asset-Class*
Targeted Duration*
U.S. Mid Cap Value
U.S. Real Estate***
Value

*	As of the date of this SAI, this Portfolio is not yet operational.
**	As of the date of this SAI, this class of the Portfolio is not yet operational.
***	Portfolio is currently closed to new investors.

This Statement of Additional Information (“SAI”) dated May 1, 2008 relates to the Fund’s Class I Prospectuses: Asian Equity, Balanced, Capital Growth, Core Equity, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Global Value Equity, High Yield, International Fixed Income, International Magnum, Investment Grade Fixed Income, Mid Cap Growth, Multi-Asset-Class, Targeted Duration, U.S. Mid Cap Value, U.S. Real Estate and Value Portfolios, each dated May 1, 2008; and Class II Prospectuses: Capital Growth, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Equity and Income, Global Franchise, Global Real Estate, High Yield, International Growth Equity, Mid Cap Growth, Small Company Growth, U.S. Mid Cap Value and U.S. Real Estate Portfolios, each dated May 1, 2008.

Shares of each Portfolio may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by certain tax qualified investors. The variable annuity contract and variable life insurance policyholders incur fees and expenses separate from the fees and expenses charged by the Portfolios. This SAI addresses information of the Fund applicable to each of the 23 Portfolios.

The Fund was incorporated under the laws of the State of Maryland on March 26, 1996. The Fund filed a registration statement with the Securities and Exchange Commission (the “SEC”) registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares under the Securities Act of 1933, as amended (the “1933 Act”).

The Portfolios are managed by Morgan Stanley Investment Management Inc. (the “Adviser”), which does business in certain instances using the name “Van Kampen.”

This SAI is not a prospectus, but should be read in conjunction with the prospectuses for the Fund’s Portfolios, each dated May 1, 2008 (each a “Prospectus” and together the “Prospectuses”). This SAI is incorporated by reference into the Prospectuses in its entirety. To obtain a Prospectus, please contact the Fund or your insurance company.

The Emerging Markets Debt, Global Franchise, Global Real Estate, International Fixed Income and U.S. Real Estate Portfolios are each “non-diversified” and, as such, such Portfolios’ investments are not required to meet certain diversification requirements under federal securities law. Compared with “diversified” funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio’s assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and each of its Portfolios. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as investment sub-adviser to the Global Franchise, Global Real Estate, Global Value Equity, International Fixed Income and International Magnum Portfolios; Morgan Stanley Investment Management Company (“MSIM Company”) serves as investment sub-adviser to the Asian Equity, Emerging Markets Equity, Global Real Estate and International Magnum Portfolios; and Morgan Stanley Asset & Investment Trust Management Co. Limited (“MSAITM”) serves as investment sub-adviser to the International Magnum Portfolio (MSIM Limited, MSIM Company and MSAITM are each referred to individually as the “Sub-Adviser” and collectively as the “Sub-Advisers”). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under the Adviser’s supervision.

The following tables summarize the permissible investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a complete description of such Portfolio’s investment policies.

U.S. Fixed Income Portfolios:

	Core Plus Fixed Income	High Yield	Investment Grade Fixed Income	Targeted Duration
Equity Securities:
Common Stocks
Depositary Receipts
Investment Company Securities	x	x	x	x
IPOs
Limited Partnerships
Private Investments in Public Equity
Real Estate Investing
– REITs		x
– Specialized Ownership Vehicles
Rights	x
Warrants		x

Fixed Income Securities:
Agencies	x	x	x	x
Asset-Backed Securities	x	x	x	x
Cash Equivalents	x	x	x	x
Commercial Paper	x	x	x	x
Corporates	x	x	x	x
Fannie Mae Certificates	x	x	x	x
Floaters	x	x	x	x
High Yield Securities	x	x		x
Inverse Floaters	x	x	x	x
Investment Grade Securities	x	x	x	x
Loan Participations and Assignments	x	x
Money Market Instruments	x	x	x	x
Mortgage Related Securities	x	x	x	x
– CMOs	x	x	x	x
– MBSs	x	x	x	x
– SMBSs	x	x	x	x
– TBAs	x	x	x	x

	Core Plus Fixed Income	High Yield	Investment Grade Fixed Income	Targeted Duration
Municipals	x	x	x	x
Repurchase Agreements	x	x	x	x
Temporary Investments	x	x	x	x
U.S. Government Securities	x	x	x	x
Yankee Dollar Obligations	x	x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x	x

Foreign Investment:
Brady Bonds	x	x	x	x
Emerging Market Securities	x	x	x
Eurodollar Obligations	x
Foreign Fixed Income Securities	x	x	x	x
Foreign Currency Transactions	x	x	x	x
Foreign Equity Securities		x		x
Investment Funds

Other Securities And Investment Techniques:
Borrowing for Investment Purposes
Convertible Securities	x	x	x	x
Loans of Portfolio Securities	x	x	x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x
Preferred Stocks	x	x	x	x
Public Bank Loans	x	x
Reverse Repurchase Agreements	x	x	x	x
Short Sales	x	x	x	x
Structured Products	x	x	x	x
Temporary Borrowing	x	x	x	x
When-Issued and Delayed Delivery Securities	x	x	x	x

Derivatives:
Contracts for Difference (“CFDs”)
Forward Foreign Currency Exchange Contracts	x	x	x	x
Futures and Forward Contracts	x	x	x	x
Options	x	x	x	x
Swaps, Caps, Collars and Floors	x	x	x	x
Swap Options	x	x

+	The High Yield Portfolio may invest in certain fixed income securities issued by REITs.

U.S. Equity Portfolios:

	Capital Growth	Core Equity	Equity and Income	Mid Cap Growth	Small Company Growth	U.S. Mid Cap Value	U.S. Real Estate	Value
Equity Securities:
Common Stocks	x	x	x	x	x	x	x	x
Depositary Receipts	x	x (ADRs ONLY)	x	x	x	x (ADRs ONLY)	x	x (ADRs ONLY)
Investment Company Securities	x	x	x	x	x	x	x	x
IPOs	x	x	x	x	x	x	x	x
Limited Partnerships	x	x	x	x	x	x	x	x
Private Investments in Public Equity	x	x	x	x	x	x	x	x
Real Estate Investing
– REITs	x	x	x	x	x	x	x	x
– Specialized Ownership Vehicles	x						x
Rights	x	x	x	x	x	x	x	x
Warrants	x	x	x	x	x	x	x	x

Fixed Income Securities:
Agencies	x	x	x	x	x	x	x	x
Asset-Backed Securities			x
Cash Equivalents	x	x	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x	x	x
Corporates	x	x	x	x	x	x	x	x
Fannie Mae Certificates	x	x	x	x	x	x	x	x
Floaters			x
High Yield Securities
Inverse Floaters
Investment Grade Securities	x	x	x	x	x	x	x	x
Loan Participations and Assignments
Money Market Instruments	x	x	x	x	x	x	x	x
Mortgage Related Securities
– CMOs			x
– MBSs			x
– SMBSs			x
– TBAs			x
Municipals
Repurchase Agreements	x	x	x	x	x	x	x	x
Temporary Investments	x	x	x	x	x	x	x	x
U.S. Government Securities	x	x	x	x	x	x	x	x
Yankee Dollar Obligations	x		x					x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x	x	x	x	x	x

	Capital Growth	Core Equity	Equity and Income	Mid Cap Growth	Small Company Growth	U.S. Mid Cap Value	U.S. Real Estate	Value

Foreign Investment:
Brady Bonds
Emerging Market Securities	x		x	x	x	x	x	x
Eurodollar Obligations			x
Foreign Fixed Income Securities		x	x			x	x	x
Foreign Currency Transactions	x	x	x	x	x	x	x	x
Foreign Equity Securities	x	x	x	x	x	x	x
Investment Funds	x						x

Other Securities and Investment Techniques:
Borrowing for Investment Purposes
Convertible Securities	x	x	x	x	x	x	x	x
Loans of Portfolio Securities	x	x	x	x	x	x	x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x	x
Preferred Stocks	x	x	x	x	x	x	x	x
Public Bank Loans
Reverse Repurchase Agreements		x	x	x	x	x		x
Short Sales		x		x	x	x		x
Structured Products	x		x				x
Temporary Borrowing	x	x	x	x	x	x	x	x
When-Issued and Delayed Delivery Securities	x	x	x	x	x	x	x	x

Derivatives:
Contracts for Difference (“CFDs”)
Foreign Currency Forward Contracts	x	x	x	x	x	x	x	x
Futures and Forward Contracts	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	x
Swaps, Caps, Collars and Floors	x	x	x	x	x	x	x	x
Swap Options			x

Global Portfolios:

	Asian Equity	Emerging Markets Debt	Emerging Markets Equity	Global Franchise	Global Real Estate	Global Value Equity	International Fixed Income	International Growth Equity	International Magnum
Equity Securities:
Common Stocks	x		x	x	x	x		x	x
Depositary Receipts	x	x	x	x	x	x		x	x
Investment Company Securities	x	x	x	x	x	x	x	x	x
IPOs			x	x	x	x		x	x
Limited Partnerships	x		x	x	x	x		x	x
Private Investments in Public Equity	x		x	x	x	x		x	x

	Asian Equity	Emerging Markets Debt	Emerging Markets Equity	Global Franchise	Global Real Estate	Global Value Equity	International Fixed Income	International Growth Equity	International Magnum
Real Estate Investing
– REITs	x			x	x	x		x	x
– Specialized Ownership Vehicles	x		x	x	x	x		x	x
Rights	x	x	x	x	x	x		x	x
Warrants	x	x	x	x	x	x		x	x

Fixed Income Securities:
Agencies	x	x	x	*	x	*	x	x	x
Asset-Backed Securities		x
Cash Equivalents	x	x	x	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x	x	x	x
Corporates	x	x	x	*	x	*	x	x	x
Fannie Mae Certificates	x	x	x	x	x	x	x	x	x
Floaters		x			x		x	x
High Yield Securities		x	x				x
Inverse Floaters		x			x		x	x
Investment Grade Securities	x	x	x	x	x	x	x	x	x
Loan Participations and Assignments		x	x
Money Market Instruments	x	x	x	x	x	x	x	x	x
Mortgage Related Securities		x			x		x	x
– CMOs		x			x		x	x
– MBSs		x			x		x	x
– SMBSs		x			x		x	x
– TBAs					x			x
Municipals		x			x		x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x
Temporary Investments	x	x	x	x	x	x	x	x	x
U.S. Government Securities	x	x	x	*	x	*	x	x	x
Yankee Dollar Obligations		x			x		x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x		x		x	x	x

	Asian Equity	Emerging Markets Debt	Emerging Markets Equity	Global Franchise	Global Real Estate	Global Value Equity	International Fixed Income	International Growth Equity	International Magnum

Foreign Investment:
Brady Fixed Income Securities	x	x	x		x		x	x	x
Emerging Market Securities	x	x	x	x	x	x	x	x	x
Eurodollar Obligations	x	x	x	x	x	x	x	x	x
Foreign Bonds	x	x	x	x	x	x	x	x	x
Foreign Currency Transactions	x	x	x	x	x	x	x	x	x
Foreign Equity Securities	x	x	x	x	x	x		x	x
Foreign Real Estate Companies			x		x	x
Investment Funds	x	x	x	x	x	x	x	x	x

Other Securities and Investment Techniques:
Borrowing for Investment Purposes		x			x			x
Convertible Securities	x	x	x	x	x	x	x	x	x
Loans of Portfolio Securities	x	x	x	x	x	x	x	x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x	x	x
Preferred Stocks	x	x	x	x	x	x	x	x	x
Public Bank Loans
Reverse Repurchase Agreements		x		x			x
Short Sales		x		x	x		x	x
Structured Products	x	x	x	x	x	x	x	x	x
Temporary Borrowing	x	x	x	x	x	x	x	x	x
When-Issued and Delayed Delivery Securities	x	x	x	x	x	x	x	x	x

Derivatives:
Contracts for Difference (“CFDs”)								x
Forward Foreign Currency Exchange Contracts	x	x	x	x	x	x	x	x	x
Futures and Forward Contracts	x	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	x	x
Swaps, Caps, Collars and Floors	x	x	x	x	x	x	x	x	x
Swap Options		x

*	This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

Asset Allocation Portfolios:

	Balanced	Multi-Asset-Class
Equity Securities:
Common Stocks	x	x
Depositary Receipts	x (ADRs ONLY)	x (ADRs ONLY)
Investment Company Securities	x	x
Limited Partnerships
Private Investments in Public Equity	x	x
Real Estate Investing
REITs	x
Rights	x	x
Special Ownership Vehicles
Warrants	x	x

Fixed Income Securities:
Agencies	x	x
Asset-Backed Securities	x	x
Cash Equivalents	x	x
Commercial Paper	x	x
Corporates	x	x
Floaters	x	x
High Yield Securities	x	x
Inverse Floaters	x	x
Investment Grade Securities	x	x
Loan Participations and Assignments	x	x
Money Market Instruments	x	x
Mortgage Related Securities	x	x
– CMOs	x	x
– MBSs	x	x
– SMBSs	x	x
– TBAs	x
Municipals	x	x
Repurchase Agreements	x	x
Temporary Investments	x	x
U.S. Government Securities	x	x
Yankee Dollars	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x

Foreign Investment:
Brady Bonds	x	x
Emerging Market Securities	x	x
Eurodollar Obligations
Foreign Bonds	x	x
Foreign Currency Transactions	x	x
Foreign Equity Securities	x	x
Foreign Real Estate Companies
Investment Funds	x	x

Other Securities and Investment Techniques:
Borrowing for Investment Purposes
Convertible Securities	x	x
Loans of Portfolio Securities	x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x
Preferred Stocks	x	x
Public Bank Loans
Reverse Repurchase Agreements	x	x
Short Sales	x	x
Structured Products	x	x
Temporary Borrowing	x	x
When-Issued and Delayed Delivery Securities

Derivatives:
Contracts for Difference (“CFDs”)
Forward Foreign Currency Exchange Contracts	x	x
Futures and Forward Contracts	x	x
Options	x	x
Swaps, Caps, Collars and Floors	x	x
Swap Options

Equity Securities

In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

ADRs: For information concerning American Depositary Receipts (“ADRs”), see “Depositary Receipts” below.

Common Stocks: Common Stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts: Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Initial Public Offerings: Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”) and may at times dispose of those shares shortly after their acquisition. A Portfolio’s purchase of those shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly-priced companies have fluctuated in significant amounts over short periods of time.

Investment Company Securities: Investment Company Securities are securities of other open-end, closed-end or unregistered investment companies, including foreign investment companies and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an underlying fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in a Portfolio will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Limited Partnerships: A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Real Estate Investing: Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

REITs: Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and with a regulatory requirement that it distributes to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Rights: Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Specialized Ownership Vehicles: Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Portfolios’ shareholders to indirectly bear certain additional operating expenses.

Warrants: Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Fixed Income Securities

Fixed Income Securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical Fixed Income Security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date and specifies dates when periodic interest (coupon) payments will be made over the life of the Security.

Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of Fixed Income Securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a Fixed Income Security. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of most Fixed Income Securities generally decline. While Fixed Income Securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a Fixed Income Security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a Fixed Income Security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a Security. In almost all cases, the duration of a Fixed Income Security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other Fixed Income Securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in Fixed Income Securities and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, Fixed Income Securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than Fixed Income Securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the Fixed Income Security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities. Quantitative models help assess the degree of prepayment risk and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio’s assets to fall due to the widening of spreads. Fixed Income Securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies, which are backed by the full faith and credit of the United States, include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and the Federal National Mortgage Association (“Fannie Mae”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

Asset-Backed Securities: Asset-Backed Securities (“ABSs”) are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of ABSs will be based on the expected average life of the instrument. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Public Bank Loans: Certain Portfolios may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s Investors Service, Inc. (“Moody’s) BBB or higher by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other High Yield Securities.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1)	Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, of foreign branches of U.S. banks (Eurodollars) and of U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of the Prospectus.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other fixed income securities which the Portfolio may purchase.

(2)	Commercial Paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”) in one of their two highest categories, (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody’s), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch, Inc. (“Fitch”));

(3)	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

(4)	U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)	Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6)	Repurchase Agreements collateralized by securities listed above.

Commercial Paper: Commercial Paper refers to short-term Fixed Income Securities with maturities ranging from two to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial Paper is issued either directly or through broker-dealers and may be discounted or interest-bearing. Commercial Paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2, or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Collateralized Mortgage Obligations: Collateralized mortgage obligations (“CMOs”) are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed below) or whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities. Certain Portfolios may invest in “Inverse Floaters” as defined herein.

Corporates: Corporates are Fixed Income Securities issued by private corporations. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

Fannie Mae Certificates: Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”) or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Floaters: Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investment.”

High Yield Securities: High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s or BB through D by S&P or Fitch) and unrated Fixed Income Securities considered to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While High Yield Securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. High Yield Securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities: Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

Loan Participations and Assignments: Loan Participations are interests in loans or other direct debt instruments (“Loans”) relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio’s investments in Loans may be in the form of a participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio’s securities and calculating its net asset value (“NAV”).

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Money Market Instruments: Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

Mortgage-Backed Securities: With mortgage-backed securities (“MBSs”), many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC or Fannie Mae (FNMA), private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC’s right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation (“REFCORP”) obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s or S&P or are deemed by the Adviser to be of comparable investment quality.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities may include CMOs and ABSs issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a “when-issued” basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund’s Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund’s Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities, State and local governments, agencies or authorities issued in order to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligations or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio’s limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Repurchase Agreements: Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement and this value is maintained during the term of the agreement. These securities are held by the Portfolio’s Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio’s realization upon the collateral may be delayed or limited.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Pursuant to an order issued by the SEC, the Portfolios managed by the Adviser may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by that Adviser. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio’s participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio’s percentage share in the total Repurchase Agreement.

Stripped Mortgage-Backed Securities: Stripped Mortgage-Backed Securities (“SMBSs”) are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest (“interest-only” or “IO class”), while the other class will receive all of the principal (“principal-only” or “PO class”). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs’ yield to maturity.

Temporary Investments: When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes that may be inconsistent with the Portfolio’s investment strategies. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. Government Securities: The term “U.S. Government securities” refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which the payment of principal and interest are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Yankee Dollar Obligations: Yankee dollar obligations are Fixed Income Securities. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, to a limited extent, Yankee dollar obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Zero Coupons: Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio’s distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest- paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero coupon treasury bonds are sold under a variety of different names, including Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

Foreign Investment

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. See “Taxes—Foreign Income Taxes.”

Brady Bonds: Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the- counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio’s quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Eurodollar Obligations: Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.

Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities may be denominated in foreign currency and traded primarily outside of the United States, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (“sovereign debt”); (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio’s holdings. (See “Brady Bonds” above.) Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives,” below.

Foreign Equity Securities: Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

Other Securities and Investment Techniques

Borrowing for Investment Purposes: Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio’s NAV per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Convertible Securities: Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or preferred stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

Certain Portfolio’s investments in convertible securities may include securities with enhanced convertible features or “equity-linked” features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities; such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying security during the security’s term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which certain Portfolios may invest consistent with its investment objective and policies.

Investments in enhanced convertible or equity-linked securities may subject the Portfolios to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolios are subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities making it difficult for the Portfolios to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio’s portfolio.

Loans of Portfolio Securities: Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the Security on loan. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”) and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Private Investments in Public Equity. A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Preferred Stocks: Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Short Sales: A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid assets. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Products: Certain Portfolios may invest a portion of their assets in structured investments, structured notes and other types of similarly structured products consistent with a Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolios may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company’s common stock.

ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company’s common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third-party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

LYONs. Liquid Yield Option Notes (“LYONs”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

Structured Notes: Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Temporary Borrowing: Each Portfolio is permitted to borrow from banks (and in the case of the Investment Grade Fixed Income and Targeted Duration Portfolios, from banks and other entities) for extraordinary or emergency purposes. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Except in the case of the Emerging Markets Debt Portfolio, a Portfolio will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

When-Issued and Delayed Delivery Securities: When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When a Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio’s commitment to purchase these securities.

Derivatives: The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to, futures contracts (“futures”); forward contracts (“forwards”); options; swaps, caps, collars and floors; contracts for difference (“CFDs”); structured products, including structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or “baskets” of securities and securities indices (for each derivative product, the “underlying”). Each of the Asian Equity, Emerging Markets Debt, Emerging Markets Equity, Capital Growth, Equity and Income, Global Franchise, Global Real Estate, Global Value Equity, International Growth Equity, International Magnum, Small Company Growth and U.S. Real Estate Portfolios will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forwards or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio’s investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may use derivatives when it is restricted from directly owning the “underlying” or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio’s investment objectives and policies. The Portfolios will not use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio’s investment policies, and then only in a manner consistent with such policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio’s obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used. Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio’s entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio’s obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (“CFTC”). They are traded through financial institutions acting as market-makers. Portfolios that trade foreign currency forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio’s obligation under the forward foreign currency exchange contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts (Futures) and Forward Contracts (Forwards): The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the “underlying,” such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed under “Foreign Currency Forward Contracts.” These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options are as follows:

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolios may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

Gains and losses on future contracts, forward contracts and related options depend on the Adviser’s ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

The CFTC recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodities Exchange Act (“CEA”) and, therefore, is not subject to the registration and regulatory requirements of the CEA. Accordingly, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio’s prospectus or under “Derivatives” in this SAI. There is no overall limitation on the percentage of a Portfolio’s net assets that may be subject to a hedging position.

Options: The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio’s return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option’s exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are “covered.” A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios’ use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments and (ii) possible lack of a liquid secondary market for an option.

When conducted outside the United States, options and futures may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Swaps, Caps, Collars, Floors and CFDs: Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount.” As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same “master agreement.” In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio’s risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

The International Growth Equity Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. The buyer of a short CFD receives interest, which is usually LIBOR less the stock borrow costs. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because, as explained above, the liquidity of the CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments. CFDs may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. To the extent that there is an imperfect correlation between the return on the Portfolio’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio’s financial risk. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Swap Options: Certain Portfolios may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Portfolio, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

Credit Default Swaps: Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Each Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

TAXES

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios’ prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios’ prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Federal Income Tax Treatment of Dividends and Distributions

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Portfolio intends to continue to comply with such requirements.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance policy prospectus.

Qualification as a Regulated Investment Company

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s gross income be derived from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than Government securities or securities of other RICs) in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualified income for purposes of the 90%

gross income requirement described above. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualified income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified traded partnerships.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Portfolio’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio’s foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, a Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of the Portfolio’s net investment company taxable income (that generally includes dividends, taxable interest, currency gains, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders (the “Distribution Requirement”). If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

Although each Portfolio intends to distribute all or substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

Some of the Portfolios may make investments that cause the Portfolios to recognize income or gain prior to receiving cash with respect to such investments. For example, in the event that the Portfolios invest in securities (such as STRIPS) that bear “original issue discount” or “acquisition discount” (collectively, “OID Securities”) they will be deemed to have received interest income even though no cash payments have been received. Accordingly, such investments may not produce sufficient current cash receipts to match the amount of net investment income a Portfolio must distribute to satisfy the Distribution Requirement. In some cases, a Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders.

Positions held by a Portfolio in certain regulated futures contracts and foreign currency contracts (“Section 1256 Contracts”) will generally be marked-to-market (i.e., treated as though sold for fair market value) on the last business day of the Portfolio’s taxable year and all gain or loss associated with such transactions (except certain currency gains covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of the Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gain into short-term capital gain or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 Contracts may require a Portfolio to accrue taxable income without a corresponding receipt of cash. In order to generate enough cash to satisfy the Distribution Requirement, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources.

Any or all of these rules may, therefore, affect the amount, character or timing of income earned and, in turn, affect the application of the Distribution Requirement to a particular Portfolio.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Federal Excise Tax

No Portfolio will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies and certain trusts under qualified pension and retirement plans.

Certain Tax Information Reporting Considerations

Because of the nature of the rules governing how REITs report their income and the timing of REIT’s issuing year-end tax information, a Portfolio that invests in REITs may need to estimate the character of distributions paid to its shareholders from REIT distributions. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as ordinary income are recharacterized as return of capital and/or capital gain. As a result, the composition of a Portfolio’s distributions as reported initially may differ from the final composition determined after calendar year-end and reported to a Portfolio’s shareholders on their year-end tax information statements.

Foreign Income Taxes

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio’s shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Portfolio’s assets to be invested within various countries is not known.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Portfolio.

PURCHASE OF SHARES

The purchase price of each Portfolio of the Fund is the NAV next determined after the order is received by the Fund or its designee. NAV for Class I and Class II shares will differ due to class specific expenses paid by each class, and the 12b-1 fee charged to Class II shares. For each Portfolio of the Fund, an order received prior to the close of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund’s transfer agent receives payment by check or in Federal Funds. Shares of each Portfolio may be purchased on any day the NYSE is open.

Shares may, in the Fund’s discretion, be purchased with investment securities (in lieu of or in conjunction with cash) acceptable to the Fund. The securities would be acceptable by the Fund at their market value in return for Portfolio Shares of equal value.

The Fund may accept orders from participating insurance companies after the close of the NYSE. In these cases, all orders received by a participating insurance company on a business day are aggregated and the insurance company places a net purchase or redemption order for shares of one or more Portfolios later that day or the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the day on which the insurance company received the order.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

REDEMPTION OF SHARES

Redemptions: The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.

Distributions In Kind: If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay in cash any request for redemption during any 90-day period up to the lesser of $250,000 or 1% of net assets at the beginning of the period. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund may not:

(1)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)	make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the 1940 Act, as amended from time to time;

(4)	except with respect to the Emerging Markets Debt, Global Franchise, Global Real Estate, International Fixed Income and U.S. Real Estate Portfolios invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)	borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(6)	issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(7)	underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(8)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) ABSs will be classified according to the underlying assets securing such securities; and provided further that the Global Real Estate Portfolio may invest more than 25% of its total assets in the real estate industry; and the U.S. Real Estate Portfolio may invest more than 25% of its total assets in the U.S. real estate industry.

Non-Fundamental Limitations

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

(1)	sell short (other than “against the box”) unless the Portfolio’s obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short (this limitation does not apply to the Equity and Income Portfolio);

(2)	invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(3)	invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities;

(4)	make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions and, in the case of the High Yield Portfolio, institutional investors, so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(5)	purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures and options on futures; and

(6)	except in the case of the Emerging Markets Debt Portfolio, borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash (including cash items and receivables), U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio’s holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

In addition, Section 817(h) of the Code requires that the assets of each Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), each Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

MANAGEMENT OF THE FUND

Officers and Directors

The Directors supervise the Fund’s affairs under the laws governing corporations in the State of Maryland. The Directors have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the “Institutional Funds”) and certain of the funds advised by Morgan Stanley Investment Advisors Inc. (“MSIA”) (the “Retail Funds”). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors. The other Director (the “Interested Director”) is affiliated with the Adviser.

Independent Directors

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2007) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission;) formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 2001	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds	182	None.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
			(since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple- Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation ..

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2007) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since July 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

(1)	This is the date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

Officers

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since July 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of MSIA; Chief Administrative Officer of Morgan Stanley Services Company Inc.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
James Garrett (38) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

(1)	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (as of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (as of December 31, 2007)
Independent:
Frank L. Bowman(1)	none	over $100,000
Michael Bozic	none	over $100,000
Kathleen A. Dennis	none	over $100,000
Manuel H. Johnson	none	over $100,000
Joseph J. Kearns(1)	none	over $100,000
Michael F. Klein	none	over $100,000
Michael E. Nugent	none	over $100,000
W. Allen Reed(1)	none	over $100,000
Fergus Reid(1)	$10,001-$50,000	over $100,000
Interested:
James F. Higgins	none	over $100,000

(1)

Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of April 1, 2008, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Insurance, Valuation and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund’s fiscal year ended December 31, 2007, the Audit Committee held seven meetings.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”). Each Independent Director is also “independent” from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid. During the Fund’s fiscal year ended December 31, 2007, the Governance Committee held four meetings.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Insurance, Valuation and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively. During the Fund’s fiscal year ended December 31, 2007, the Insurance, Valuation and Compliance Committee and Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee held four and one meetings, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the portfolios’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund’s fiscal year ended December 31, 2007, the Investment Committee and Sub-Committees of the Investment Committee held four and 13 meetings, respectively.

There were eight meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2007.

Advantages of Having the Same Individuals as Independent Directors for the Retail Funds and Institutional Funds

The Independent Directors and the Fund’s management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Directors and Officers

Effective October 1, 2007, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Director (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/ portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”) which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof)

that are offered as investment options under the Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar unfunded Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Directors from the Fund for the fiscal year ended December 31, 2007 and the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007.

COMPENSATION(1)

Name of Independent Director:	Aggregate Compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Director(3)
Frank L. Bowman(2)	$8,352	$197,500
Michael Bozic	$9,027	$215,000
Kathleen A. Dennis	$8,489	$200,000
Dr. Manuel H. Johnson	$10,299	$245,000
Joseph J. Kearns(2)	$10,954	$268,125
Michael F. Klein	$8,489	$200,000
Michael Nugent	$15,556	$370,000
W. Allen Reed(2)	$8,455	$200,000
Fergus Reid	$9,027	$223,125
Name of Interested Director:
James F. Higgins(4)	$5,822	$140,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2007: Mr. Bowman, $8,352; Mr. Kearns, $5,477; Mr. Reed, $ 8,455.

(3)

The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Directors under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Mr. Higgins was approved to receive an annual retainer fee of $180,000 at the February 20-21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31,

2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director:	Retirement Benefits Accrued as fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	$18,586	$68,630
Michael E. Nugent	$29,524	$61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser, the Sub-Advisers and Morgan Stanley Distribution, Inc. (“Morgan Stanley Distribution” or the “Distributor”) (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, the Adviser, the Sub-Advisers and Morgan Stanley Distribution (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

INVESTMENT ADVISORY, SUB-ADVISORY, DISTRIBUTION AND ADMINISTRATIVE AGREEMENTS
The Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, New York 10036 and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, New York 10036.

Pursuant to an investment advisory agreement, the Adviser receives compensation for providing investment advisory services in the amounts described below. In managing the Portfolios, the Adviser may use the services of associated investment personnel employed by its affiliated institutional asset management companies.

Advisory Fees

The Adviser is entitled to receive an advisory fee at an annual percentage of a Portfolio’s average daily net assets. The Adviser has voluntarily agreed to a reduction in the fees payable to them and/or to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in each Portfolio’s prospectus. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time without notice in their sole discretion. The following table shows (i) the contractual advisory fee as a percentage of average daily net assets at certain levels of average daily net assets; and (ii) each Portfolio’s expense cap for the fiscal year ended December 31, 2007.

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II
Asian Equity	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.20%	N/A

Balanced	0.50% of the portion of the daily net assets not exceeding $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.40% of the portion of the daily net assets exceeding $1 billion.	0.80%	N/A

Capital Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the daily net assets exceeding $3 billion.	0.85%	1.10%

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II
Core Equity	0.55% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.45% of the portion of the daily net assets exceeding $1 billion.	0.85%	N/A

Core Plus Fixed Income	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion.	0.70%	0.95%

Emerging Markets Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	1.30%	1.35%

Emerging Markets Equity	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 1.00% of the daily net assets exceeding $2.5 billion.	1.60%	1.65%

Equity and Income	0.50% of the portion of the daily net assets not exceeding $150 million; 0.45% of the portion of the daily net assets exceeding $150 million but not exceeding $250 million; 0.40% of the portion of the daily net assets exceeding $250 million but not exceeding $350 million; and 0.35% of the daily net assets exceeding $350 million.	N/A	1.00%

Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	N/A	1.20%

Global Real Estate	0.85% of the daily net assets.	N/A	1.40%

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II
Global Value Equity	0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the daily net assets exceeding $4.5 billion.	1.15%	N/A

High Yield†	0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.00%

International Fixed Income	0.50% of the portion of the daily net assets not exceeding $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.40% of the portion of the daily net assets exceeding $1 billion.	0.80%	N/A

International Magnum	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.05%	N/A

International Growth Equity	0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	N/A	1.35%

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II
Investment Grade Fixed Income	0.40% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion.	0.80%	N/A

Mid Cap Growth	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.15%

Multi-Asset-Class	0.65% of the portion of the daily net assets not exceeding $500 million; 0.60% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.55% of the portion of the daily net assets exceeding $1 billion.	0.95%	N/A

Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.	N/A	1.25%

Targeted Duration	0.40% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion.	0.75%	N/A

U.S. Mid Cap Value	0.72% of the portion of the daily net assets not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.15%

U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.10%	1.35%

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II
Value	0.55% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.45% of the portion of the daily net assets exceeding $1 billion.	0.85%	N/A

N/A	= Not Applicable

†	Prior to an amendment approved by the Board as of June 1, 2005, the fee payable under the Investment Advisory Agreement was 0.45% of the portion of the daily net assets not exceeding $1.5 billion; and 0.40% of the portion of the daily net assets exceeding $1.5 billion.

The following table shows for each Portfolio the advisory fee paid for each of the past three fiscal years.

	Advisory Fee Paid ($000)
Portfolio	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Capital Growth	$755 (net of fee waivers and rebate of $3)	$761	$785
Core Plus Fixed Income	1,877 (net of fee waivers and rebate of $76)	$1,346	$1,201
Emerging Markets Debt	$1,272 (net of fee waivers and rebate of $4)	$1,361	$1,341
Emerging Markets Equity	$15,956 (net of fee waivers and rebate of $20)	$11,118 (net of fee waivers of $133)	$6,626 (net of fee waivers of $75)
Equity and Income	$2,647 (net of fee waivers and rebate of $33)	$2,111	$1,410
Global Franchise	$1,448 (net of fee waivers and rebate of $3)	$1,440	$862 (net of fee waivers of $39)
Global Real Estate	$1,849 (net of fee waivers and rebate of $193)	$295 (net of fee waivers of $214)	N/A
Global Value Equity	$856 (net of fee waivers and rebate of *)	$901	$917
High Yield	$190 (net of fee waivers and rebate of $5)	$192 (net of fee waivers of $39)	$232 (net of fee waivers of $37)
International Growth Equity	$92 (net of fee waivers and rebate of $102)	$0 (net of fee waivers of $36)	N/A
International Magnum	$1,502 (net of fee waivers and rebate of $209)	$1,135 (net of fee waivers of $148)	$1,095 (net of fee waivers of $40)
Mid Cap Growth	$2,236 (net of fee waivers and rebate of $100)	$1,619 (net of fee waivers of $15)	$924 (net of fee waivers of $47)
Small Company Growth	$470 (net of fee waivers and rebate of $45)	$414 (net of fee waivers of $98)	$276 (net of fee waivers of $109)
U.S. Mid Cap Value	$3,433 (net of fee waivers and rebate of $14)	$3,265	$2,879
U.S. Real Estate	$15,687 (net of fee waivers and rebate of $22)	$15,330	$11,070
Value	$323 (net of fee waivers and rebate of $42)	$329 (net of fee waivers of $54)	$329

Note:	The Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal years ended December 31, 2007, 2006 and 2005. The Global Real Estate and International Growth Equity Portfolios were not operational in the fiscal year ended December 31, 2005.

*	Amount is less than $500.

Investment Sub-Advisers

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the Global Franchise, Global Real Estate, Global Value Equity, International Fixed Income and International Magnum Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Limited, with principal offices at 25 Cabot Square, Canary Wharf, London, England, E144 QA, is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Company (“MSIM Company”) serves as Sub-Adviser to the Asian Equity, Emerging Markets Equity, Global Real Estate and International Magnum Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Company, with principal offices at 23 Church Street, 16-01 Capital Square, Singapore 049481, is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited (“MSAITM”) serves as Sub-Adviser to the International Magnum Portfolio pursuant to an investment sub-advisory agreement with the Adviser. MSAITM, located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, is a wholly-owned subsidiary of Morgan Stanley. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of each of the respective Portfolios. Each investment sub-advisory agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

Approval of the Advisory Agreement and Sub-Advisory Agreements

A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements with respect to each active Portfolio is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2007.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.vankampen.com. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Administration Fees

Pursuant to a separate Administration Agreement with the Fund, the Adviser provides administrative services to the Portfolios. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio managed by the Adviser.

Under a Sub-Administration Agreement between the Adviser and J.P. Morgan Investor Services Co. (“J.P. Morgan”), a corporate affiliate of J.P. Morgan Chase Bank (“Chase”), J.P. Morgan provides certain administrative services to the Fund. J.P. Morgan’s business address is 73 Tremont Street, Boston, Massachusetts 02108-3919.

The following table shows for each Portfolio the administration fee paid for each of the past three fiscal years.

	Administration Fees Paid ($000)
Portfolio	Year Ended 12/ 31/05(1)	Year Ended 12/31/06	Year Ended 12/31/07
Capital Growth	$393	$381	$379
Core Plus Fixed Income	$800	$898	$1,303
Emerging Markets Debt	$447	$454	$426
Emerging Markets Equity	$1,345	$2,294	$3,312
Equity and Income	$761	$1,241	$1,648
Global Franchise	$281	$450	$454
Global Real Estate	N/A	$150	$601
Global Value Equity	$342	$337	$320
High Yield	$156	$138	$117
International Growth Equity	N/A	$12	$65
International Magnum	$355	$401	$535
Mid Cap Growth	$324	$545	$779
Small Company Growth	$105	$139	$140
U.S. Mid Cap Value	$1,000	$1,135	$1,198
U.S. Real Estate	$3,685	$5,208	$5,350
Value	$172	$174	$166

N/A:	Not Applicable.

(1)

The Global Real Estate and International Growth Equity Portfolios were not operational in the fiscal year ended December 31, 2005 and, consequently, no administration fees were paid by these Portfolios.

Distributor

Morgan Stanley Distribution, Inc. is an indirect wholly owned subsidiary of Morgan Stanley and serves as the Fund’s distributor pursuant to a distribution agreement. The principal offices of Morgan Stanley Distribution, Inc. are located at One Tower Bridge, 100 Front Street West Conshohocken, PA 19428.

DISTRIBUTION OF SHARES (APPLICABLE TO CLASS II SHARES ONLY)

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan authorizes the Class II shares of each Portfolio to pay Morgan Stanley Distribution a monthly 12b-1 fee at a rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate Morgan Stanley Distribution for remittance to insurance companies which offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. Morgan Stanley Distribution may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor has voluntarily agreed to waive the following amounts of the 0.35% 12b-1 fees that it is entitled to receive:

Class II Portfolio	Waiver
Capital Growth	0.10%
Core Plus Fixed Income	0.10%
Emerging Markets Debt	0.30%
Emerging Markets Equity	0.30%
Equity and Income	0.30%
Global Franchise	0.30%
Global Real Estate	0.10%
International Growth Equity	0.10%
High Yield	0.15%
Mid Cap Growth	0.25%
Small Company Growth	0.30%
U.S. Mid Cap Value	0.25%
U.S. Real Estate	0.10%

These waivers are voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following table describes the 12b-1 fees paid pursuant to the Plan (net of any waivers) by each active Class II Portfolio to various insurance companies for whose separate accounts the Portfolios are underlying investments for the fiscal year ended December 31, 2007.

Portfolio	Total Distribution (12b-1) Fees Paid by Portfolio (Net of Waivers)
Capital Growth	$63,258
Core Plus Fixed Income	$598,575
Emerging Markets Debt	$19,633
Emerging Markets Equity	$158,966
Equity and Income	$329,268
Global Franchise	$90,701
Global Real Estate	$600,492
International Growth Equity	$64,835
Mid Cap Growth	$189,285
Small Company Growth	$27,996
U.S. Mid Cap Value	$127,305
U.S. Real Estate	$2,338,766

Note:	The High Yield Portfolio did not offer its Class II Shares during the fiscal year ended December 31, 2007.

Continuance of the Plan must be approved annually by a majority of the Directors of the Fund, including a majority of the Independent Directors. All material amendments of the Plan will require approval by a majority of the Directors of the Fund, including a majority of the Independent Directors. The Plan was approved by the Fund’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries (“Intermediaries”) in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balance and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios or by the Distributor as a 12b-1 fee. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

The additional payments currently made to certain Intermediaries include an ongoing annual fee in an amount up to 0.45% of the total average daily net assets of shares of the Portfolios held in such Intermediaries’ accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub Advisers.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub Advisers or their affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the Fund’s prospectus) indices, and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub Advisers.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Core Plus Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, W. David Armstrong managed 17 registered investment companies with a total of approximately $30.0 billion in assets; no pooled investment vehicles other than registered investment companies; and 5 other accounts with a total of approximately $490.0 million in assets. Roberto M. Sella managed 15 registered investment companies with a total of approximately $17.0 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $124.2 million in assets; and 27 other accounts with a total of approximately $9.5 billion in assets. Of these other accounts, two accounts with a total of approximately $869.5 million in assets had performance based fees.

Securities Ownership of Portfolio Managers. As of December 31, 2007, neither W. David Armstrong nor Roberto M. Sella owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of W. David Armstrong and Roberto M. Sella has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Capital Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Alexander T. Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason C. Yeung owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason Yeung has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Emerging Markets Debt Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Abigail L. McKenna managed eight registered investment companies with a total of $2.5 billion in assets; nine pooled investment vehicles other than registered investment companies with a total of approximately $673.2 million in assets; and three other accounts with a total of $1.6 billion in assets. Eric J. Baurmeister managed five registered investment companies with a total of approximately $1.9 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $233.2 million in assets; and two other accounts with a total of approximately $375.1 million in assets. Federico L. Kaune managed four registered investment companies with a total of $1.7 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $233.2 million in assets; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Abigail L. McKenna, Eric J. Baurmeister and Federico L. Kaune owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, Abigail L. McKenna, Eric J. Baurmeister and Federico L. Kaune have made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Emerging Markets Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Ruchir Sharma managed 11 registered investment companies with a total of approximately $15.7 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $7.5 billion in assets; and 14 other accounts with a total of approximately $8.7 billion in assets. James Cheng managed nine registered investment companies with a total of approximately $12.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $9.5 billion in assets. Paul Psaila managed five registered investment companies with a total of approximately $8.7 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $707.7 million in assets; and 13 other accounts with a total of approximately $1.2 billion in assets. Eric Carlson managed four registered investment companies with a total of approximately $8.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. William Scott Piper managed three registered investment companies with a total of approximately $1.4 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $2.5 billion in assets. Ana Cristina Piedrahita managed four registered investment companies with a total of approximately $8.4 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $2.5 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita did not own any securities in the Portfolio.

Equity and Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, James A. Gilligan managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets. James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets. Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets. Mark J. Laskin managed six registered investment companies with a total of approximately $2.8 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $23.8 million in assets; and no other accounts. Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of James A. Gilligan, James O. Roeder, Thomas Bastian, Mark Laskin and Sergio Marcheli owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of James A. Gilligan, James O. Roeder, Thomas B. Bastian, Mark J. Laskin and Sergio Marcheli has made investments

(either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Global Franchise Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31 2007, Hassan Elmasry managed eight registered investment companies with a total of approximately $4.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $4.2 billion in assets; and 22 other accounts with a total of approximately $4.5 billion in assets. Paras Dodhia managed eight registered investment companies with a total of approximately $4.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $4.2 billion in assets; and 22 other accounts with a total of approximately $4.5 billion in assets. Michael Allison managed eight registered investment companies with a total of approximately $4.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $4.2 billion in assets; and 22 other accounts with a total of approximately $4.5 billion in assets. Jayson Vowles managed eight registered investment companies with a total of approximately $4.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $4.2 billion in assets; and 22 other accounts with a total of approximately $4.5 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Hassan Elmasry, Paras Dodhia, Michael Allison and Jayson Vowles owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Hassan Elmasry, Paras Dodhia, Michael Allison and Jayson Vowles has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Global Real Estate Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Theodore R. Bigman managed 17 registered investment companies with a total of approximately $12.6 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $4.1 billion in assets; and 940 other accounts (which include accounts managed under certain “wrap fee programs”) with a total of approximately $6.6 billion in assets. Of these accounts, ten accounts with a total of approximately $748.4 million in assets had performance-based fees. Michael te Paske managed eight registered investment companies with a total of approximately $4.0 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $1.8 billion in assets; and 24 other accounts with a total of approximately $3.0 billion in assets. Of these accounts, one account with a total of approximately $49.0 million in assets had performance-based fees. Angeline Ho managed five registered investment companies with a total of approximately $4.2 billion in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $2.6 billion in assets; and 16 other accounts with a total of $2.6 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Theodore R. Bigman and Angeline Ho has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Global Value Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Martin J. Moorman managed seven registered investment companies with a total of approximately $2.3 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 419 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $722.3 million in assets. Douglas M. McGraw managed seven registered investment companies with a total of approximately $2.3 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 419 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $722.3 million in assets. Colin McQueen managed seven registered investment companies with a total of approximately $2.3 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 419 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $722.3 million in assets. Alexander Vislykh managed five registered investment companies with a total of $2.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Martin J. Moorman, Douglas M. McGraw, Colin McQueen and Alexander Vislykh owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Martin J. Moorman, Douglas M. McGraw, Colin McQueen and Alexander Vislykh has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

High Yield Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Steven K. Kreider managed 42 registered investment companies with a total of approximately $36.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 63 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $13.0 billion in assets. Henry Choi managed seven registered investment companies with a total of approximately $825.2 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2007, Steven K. Kreider and Henry Choi did not own any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, Steven K. Kreider has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

International Growth Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Johannes B. Van den Berg managed seven registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 452 other accounts with a total of $492.2 million in assets. David Sugimoto managed seven registered investment companies with a total of $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 452 other accounts with a total of $492.2 million in assets. As of March 31, 2008, Brian Arcese managed six registered investment companies with a total of approximately $1.2 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and three other accounts with a total of approximately $187.7 million in assets.

Securities Ownership of Portfolio Manager. As of December 31, 2007, Johannes B. Van den Berg and David Sugimoto did not own any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Johannes B. Van den Berg and David Sugimoto has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy. As of March 31, 2008, Brian Arcese did not own securities in the Portfolio.

International Magnum Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Francine J. Bovich managed four registered investment companies with a total of approximately $1.4 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $69.7 million in assets; and 18 other accounts with a total of approximately $5.7 billion in assets. Of these other accounts, one account with a total of approximately $285.3 million in assets had performance-based fees. Johannes B. van den Berg managed seven registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 452 other accounts with a total of approximately $492.2 million in assets. David Sugimoto managed seven registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 452 other accounts with a total of approximately $492.2 million in assets. Kunihiko Sugio managed four registered investment companies with a total of approximately $1.3 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $1.2 billion in assets; and 22 other accounts with a total of approximately $6.4 billion in assets. James Cheng managed nine registered investment companies with a total of approximately $12.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $9.5 billion in assets. Matthew Leeman managed four registered investment companies with a total of approximately $922.0 million in assets; six pooled investment vehicles other than registered investment companies with a total of $634.6 million in assets; and three other accounts with a total of approximately $169.7 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Francine J. Bovich, Johannes B. van den Berg, David Sugimoto, Kunihiko Sugio, Matthew Leeman and James Cheng owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Francine F. Bovich, Johannes B. van den Berg and David Sugimoto has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Mid Cap Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Alexander Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Jason C. Yeung managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason C. Yeung owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason C. Yeung has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Small Company Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Alexander T. Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets. Jason C. Yeung managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $2.0 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason C. Yeung owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton and Jason C. Yeung has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

U.S. Mid Cap Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, James A. Gilligan managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $677.3 million in assets. James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets. Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets. Thomas R. Copper managed four registered investment companies with a total of approximately $1.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other amounts. Mark J. Laskin managed six registered investment company with a total of approximately $2.8 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $23.8 million in assets; and no other accounts. Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs” or “managed account programs”) with a total of approximately $677.3 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of James A. Gilligan, James O. Roeder, Thomas Bastian, Thomas R. Copper, Mark Laskin and Sergio Marcheli owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of James A. Gilligan, James O. Roeder, Thomas R. Copper, Mark Laskin and Sergio Marcheli has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

U.S. Real Estate Portfolio

Other Accounts Managed by the Portfolio Manager. As of December 31, 2007, Theodore R. Bigman managed 17 registered investment companies with a total of approximately $12.6 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $4.1 billion in assets; and 940 other accounts (including accounts managed under certain “wrap fee” programs) with a total of approximately $6.6 billion in assets. Of the other accounts, ten accounts with a total of $748.4 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of December 31, 2007, Theodore R. Bigman did not own any securities in the Portfolio. Theodore R. Bigman has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, B. Robert Baker managed 18 registered investment companies with a total of approximately $30.7 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which include accounts managed under certain “wrap fee” programs) with a total of approximately $2.6 billion in assets. Jason Leder managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which include accounts managed under certain “wrap fee” programs) with a total of approximately $2.6 billion in assets. Kevin Holt managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicles other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which include accounts managed under certain “wrap fee” programs) with a total of approximately $2.6 billion in assets. Devin E. Armstrong managed 17 registered investment companies with a total of approximately $30.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets. James N. Warwick managed 16 registered investment companies with a total of approximately $30.4 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2007, none of B. Robert Baker, Jason Leder and Kevin Holt, Devin E. Armstrong and James N. Warwick owned any securities in the Portfolio. However, although the portfolio managers do not have any assets directly invested in the Portfolio, each of B. Robert Baker, Jason Leder, Kevin Holt, Devin E. Armstrong and James N. Warwick has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As currently required under law, the insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. Morgan Stanley will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither Morgan Stanley nor the insurance companies are deemed to control the Portfolios.

Principal Holders of Securities

As of April 2, 2008, the following persons were beneficial owners of 5% or more of the outstanding shares of the following Portfolios (Class I and Class II shares):

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
Capital Growth Portfolio (Class I)	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	45.56%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway Suite L3G Vernon Hills, IL 60061	24.87%

	MetLife Life & Annuity Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	11.09%

Core Plus Fixed Income Portfolio (Class I)	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	48.93%

	United of Omaha Life Insurance Co. Attn: Product Accounting & Reporting Mutual of Omaha Plaza 11th Floor Omaha, NE 68175	9.09%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	ICMG HL Omniflex Life Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	6.72%

	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201	6.49%

Emerging Markets Debt Portfolio (Class I)	Fidelity Investments Life Insurance Co. 82 Devonshire St. R27A Boston, MA 02109	45.32%

	Nationwide Life Insurance Co. NWVA-9 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	14.70%

	Nationwide Life Insurance Co. NWVLI-4 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	9.28%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	8.76%

Emerging Markets Equity Portfolio (Class I)	Fidelity Investments Life Insurance Co. 82 Devonshire St. R27A Boston, MA 02109	35.71%

	NYLIAC Attn: Ashesh Upadhyay Nylim Center 169 Lackawanna Ave Parsippany, NJ 07054	25.85%

	Penn Mutual Life Insurance Co. Financial Reporting ING VIM C3D 600 Dresher Rd Horsham, PA 19044	7.25%

	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	5.40%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	ICMG HL Omniflex Life Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	5.05%

Global Value Equity Portfolio (Class I)	Fidelity Investments Life Insurance Co. 82 Devonshire St. R27A Boston, MA 02109	55.06%

	Ameritas Life Insurance Corp. Variable Separate Account VA2 Attn: Variable Processing 5900 O St. Lincoln, NE 68501	16.33%

	MONY Life Insurance Co. of America 1290 Avenue of the Americas Mail Drop 11 New York, NY 10104	7.10%

	Ameritas Life Insurance Corp. Variable Separate Account V Attn: Variable Processing 5900 O St. Lincoln, NE 68501	7.04%

	Empire Fidelity Investments Life Insurance Co. One Financial Center 200 Liberty St. New York, NY 10005	5.90%

High Yield Portfolio (Class I)	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	55.12%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	14.81%

	Transamerica Life Insurance Co. 4333 Edgewood Rd. NE Cedar Rapids, IA 52499	5.57%

International Magnum Portfolio (Class I)	Fidelity Investments Life Insurance Co. 82 Devonshire St. R27A Boston, MA 02109	58.26%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	18.90%

	Ameritas Life Insurance Corp. Variable Separate Account VA2 Attn: Variable Processing 5900 O St. Lincoln, NE 68501	6.24%

	Empire Fidelity Investments Life Insurance Co. One Financial Center 200 Liberty St. New York, NY 10005	5.88%

Mid Cap Growth Portfolio (Class I)	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	29.92%

	Nationwide Life Insurance Co. NWVA-9 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	19.29%

	MetLife Life & Annuity Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	12.83%

	Nationwide Life Insurance Co. NWVLI-4 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	8.58%

	Nationwide Life Insurance Co. NWPP C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	8.54%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	6.12%

	Sun Life Financial Separate Account G One Sun Life Executive Park Wellesley Hills, MA 02481	5.89%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
U.S. Mid Cap Value Portfolio (Class I)	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	38.13%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	26.06%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	14.66%

	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201	5.75%

U.S. Real Estate Portfolio (Class I)	Nationwide Life Insurance Co. NWVA-9 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	26.43%

	Nationwide Life Insurance Co. NWVA-II C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	15.72%

	Nationwide Life Insurance Co. NWVLI-4 C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	9.13%

	MetLife Investors USA Insurance Co. 501 Boylston St. Boston, MA 02116	7.57%

	Allstate Life Insurance Co. - NB 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	5.87%

Value Portfolio (Class I)	MetLife Life & Annuity Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	39.35%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201	33.07%

	American General Life Insurance Co. P.O. Box 1591 Houston, TX 77251	14.01%

	MetLife Life Insurance Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	9.40%

Capital Growth Portfolio (Class II)	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	66.72%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	14.40%

	Ohio National Life Insurance Co. 1 Financial Way Cincinnati, OH 45242	13.07%

Core Plus Fixed Income (Class II)	Nationwide Life Insurance Co. NWVA-II C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	75.76%

	Ohio National Life Insurance Co. 1 Financial Way Cincinnati, OH 45242	17.97%

Emerging Markets Debt Portfolio (Class II)	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	69.66%

	Allstate Life Insurance Co. of New York Attn: Financial Control Unit 544 Lakeview Parkway Vernon Hills, IL 60061	13.34%

	Integrity Life Insurance Co. 400 Broadway Street Cincinnati, OH 45202	8.07%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
Emerging Markets Equity Portfolio (Class II)	NYLIAC Attn: Ashesh Upadhyay Nylim Center 169 Lackawanna Ave. Parsippany, NJ 07054	54.81%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	20.34%

	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	8.15%

	Hartford Life Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	7.35%

Equity and Income Fund (Class II)	MetLife Investors USA Insurance Co. 501 Boylston St. Boston, MA 02116	25.39%

	MetLife Life & Annuity Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	22.82%

	Protective Life Insurance Co. P.O. Box 10648 Birmingham, AL 35202	16.01%

	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	11.08%

	MetLife Life Insurance Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	8.81%

Global Franchise Portfolio (Class II)	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	66.41%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	22.04%

	Transamerica Life Insurance Co. 4333 Edgewood Rd. NE Cedar Rapids, IA 52499	5.64%

	Allstate Life Insurance Co. of New York Attn: Financial Control Unit 544 Lakeview Parkway Vernon Hills, IL 60061	5.30%

Global Real Estate Portfolio (Class II)	IDS Life Insurance Co. 222 AMPF Financial Center Minneapolis, MN 55474	83.69%

	American Enterprise Life New Solutions 222 AXP Financial Center 457F Capital Accumulation Plan Minneapolis, MN 55474	11.31%

International Growth Equity Portfolio (Class II)	Ohio National Life Insurance Co. 1 Financial Way Cincinnati, OH 45242	90.55%

	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	7.04%

Mid Cap Growth Portfolio (Class II)	IDS Life Insurance Co. 222 AMPF Financial Center Minneapolis, MN 55474	33.83%

	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	32.54%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	20.44%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
	Hartford Life Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	8.00%

U.S. Mid Cap Value Portfolio (Class II)	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	56.71%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	24.73%

	Hartford Life Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	8.69%

	Allstate Life Insurance Co. of New York Attn: Financial Control Unit 544 Lakeview Parkway Vernon Hills, IL 60061	5.77%

Small Company Growth Portfolio (Class II)	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	43.77%

	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104	34.87%

	MetLife Life & Annuity Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	10.12%

	MetLife Life Insurance Co. of Connecticut P.O. Box 990027 Hartford, CT 06199	5.75%

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
U.S. Real Estate Portfolio (Class II)	Ohio National Life Insurance Co. 1 Financial Way Cincinnati, OH 45242	35.70%

	Allstate Life Insurance Co. Attn: Financial Control 3100 Sanders Rd. North Brook, IL 60062	23.91%

	Nationwide Life Insurance Co. NWVA-II C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	23.04%

	Allstate Life Insurance Co. Attn: Accounting COE 544 Lakeview Parkway, Suite L3G Vernon Hills, IL 60061	8.84%

Shares of the Portfolios are sold to insurance companies for their variable annuity contracts and variable life insurance policies.

NET ASSET VALUE

The NAV per share of each Portfolio is determined by dividing the total market value of the Portfolio’s investments and other assets, less all liabilities, by the total number of outstanding shares of such Portfolio. NAV for Class I and Class II shares will differ due to class specific expenses paid by each class, and the 12b-1 fee charged to Class II shares. The NAV per share of each Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities generally are valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which the over-counter market quotations are readily available, at the mean between the last reported bid and asked price. Equity securities listed or traded on NASDAQ for which market quotations are available are valued at the NASDAQ Official Closing Price, or if there has been no sale that day, at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Directors. For equity securities traded on foreign exchanges, the last reported closing price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. NAV includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued based on the mean of bid and ask prices (or a yield equivalent thereof), obtained from market makers or brokers or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The Adviser may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In certain instances, the Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Adviser. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management of accounts of some of their other clients and may not in all cases benefit the Fund directly. To the extent that the Adviser receives these services from brokers and dealers, it will not have to pay for these services itself.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions in futures contracts and options on futures contracts under procedures adopted by the Fund’s Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution (including Morgan Stanley International plc) and Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution or Morgan Stanley & Co. must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

BROKERAGE FEES

During the fiscal years ended December 31, 2005, 2006 and 2007 the Portfolios paid total brokerage commissions as follows:

Name of Portfolio	Brokerage Commissions Paid for Fiscal Year Ended 12/31/05(1)	Brokerage Commissions Paid for Fiscal Year Ended 12/31/06(2)	Brokerage Commissions Paid for Fiscal Year Ended 12/31/07(3)
Capital Growth	$237,246	$159,347	$132,180
Core Plus Fixed Income	$25,557	$34,294	$103,632
Emerging Markets Debt	$7,879	$4,378	$801
Emerging Markets Equity	$1,396,734	$2,943,964	$5,733,777
Equity and Income	$189,577	$192,185	$241,874
Global Franchise	$53,821	$77,513	$67,681
Global Real Estate	$—	$137,051	$489,500
Global Value Equity	$80,506	$94,118	$89,752
High Yield	$—	$—	$4,628
International Growth Equity	$—	$5,648	$41,577

Name of Portfolio	Brokerage Commissions Paid for Fiscal Year Ended 12/31/05(1)	Brokerage Commissions Paid for Fiscal Year Ended 12/31/06(2)	Brokerage Commissions Paid for Fiscal Year Ended 12/31/07(3)
International Magnum	$149,928	$142,495	$169,349
Mid Cap Growth	$254,722	$293,317	$346,314
Small Company Growth	$89,999	$110,713	$66,872
U.S. Mid Cap Value	$743,422	$718,089	$596,293
U.S. Real Estate	$1,195,292	$1,423,690	$1,545,113
Value	$37,485	$35,308	$23,076

N/A: Not Applicable.

(1)

The Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 2005. Consequently, no brokerage fees were paid by these Portfolios for this period. Global Real Estate and International Growth Equity Portfolios were not operational in the fiscal year ended December 31, 2005.

(2)

Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 2006. Consequently, no brokerage fees were paid by these Portfolios for this period.

(3)

Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 2007. Consequently, no brokerage fees were paid by these Portfolios for this period.

During the fiscal year ended December 31, 2005 and 2006, the Portfolios paid brokerage commissions to Morgan Stanley & Co. (the Fund’s distributor until April 28, 2005) as follows:

Name of Portfolio	Brokerage Commissions Paid to Morgan Stanley & Co. for Fiscal Year Ended 12/31/05(1)	Brokerage Commissions Paid to Morgan Stanley & Co. for Fiscal Year Ended 12/31/06(1)
Capital Growth	$462	$896
Emerging Markets Equity	$15,485	$16,182
Equity and Income	$698	$59
Global Value Equity	$384	—
International Growth Equity	N/A	$30
Mid Cap Growth	—	$8,833
Small Company Growth	$1,968	$4
U.S. Mid Cap Value	$42,826	$43,537
Value	$71	$58

(1)

Core Plus Fixed Income, Emerging Markets Debt, Global Franchise, High Yield, International Magnum and U.S. Real Estate Portfolio did not pay any commissions to Morgan Stanley & Co. for the fiscal years ended December 31, 2005 and 2006. Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal years ended December 31, 2005, 2006 and 2007, and Global Real Estate and International Growth Equity were not operational in the fiscal year ended December 31, 2005. Consequently, no brokerage fees were paid by these portfolios for these periods.

For the fiscal year ended December 31, 2007, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

Name of Portfolio	Brokerage Commissions Paid to Morgan Stanley & Co., Inc. for Fiscal Year Ended 12/31/07(1)	Percentage of Aggregate Brokerage Commissions for Fiscal Year Ended 12/31/07	Percentage of Aggregate Dollar Amount of Executed Trades on Which Brokerage Commissions Were Paid for Fiscal Year Ended 12/31/07
Capital Growth	$5,420	4.10%	1.22%
Emerging Markets Equity	$28,812	0.50%	0.41%
Equity & Income	$3,391	1.40%	0.34%
Global Real Estate	$3,348	0.68%	1.88%
Global Value Equity	$867	0.97%	1.23%
International Magnum	$2,789	1.65%	1.50%
Mid Cap Growth	$7,500	2.17%	1.45%
Small Company Growth	$527	0.79%	0.29%
U.S. Mid Cap Value	$17,112	2.87%	1.73%
U.S. Real Estate	$34,151	2.21%	1.26%
Value	$647	2.80%	1.66%

(1)

The Core Plus Fixed Income, Emerging Markets Debt, Global Franchise, International Growth and High Yield Portfolios did not pay any commissions to Morgan Stanley & Co. for the fiscal year ended December 31, 2007. Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 2007. Consequently, no brokerage fees were paid by these Portfolios for this period.

Directed Brokerage: During the fiscal year ended December 31, 2007, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 12/ 31/07	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 12/31/07
Capital Growth	$2,545	$2,576,361
Emerging Markets Equity	$30,122	$12,029,571
Equity & Income	$8,103	$7,915,449
Global Franchise	$8,729	$9,131,031
Global Real Estate	$3,714	$3,152,270
Global Value Equity	$36,687	$27,458,023
International Growth	$1,499	$837,691
International Magnum	$40,061	$24,076,640
Mid Cap Growth	$11,548	$9,534,711
Small Company Growth	$797	$596,214
U.S. Mid Cap Value	$24,978	$18,672,470
U.S. Real Estate	$89,157	$93,255,354
Value	$879	$902,434

(1)

The Core Plus Fixed Income, High Yield and Emerging Markets Debt Portfolios did not pay any brokerage commissions because of research services provided for the fiscal year ended December 31, 2007. Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 2007. Consequently, no brokerage fees were paid by these Portfolios for this period.

Regular Broker-Dealers: The Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2007, the following Portfolios purchased securities issued by the Fund’s regular broker-dealers:

Portfolio	Regular Broker-Dealer	Value of Portfolio Holding as of 12/31/07
Core Plus Fixed Income	Bank of America	$38,625,000
	Lehman Brothers, Inc.	10,787,000
	J.P. Morgan Chase & Co.	8,205,000
	Citigroup, Inc.	8,089,000
	Deutsche Bank	4,449,000
	Goldman Sachs & Co.	3,351,000
	Credit Suisse Securities LLC	2,292,000
	Merrill Lynch & Co.	42,000

Emerging Markets Debt	JPMorgan Chase & Co.	$1,664,000

Equity and Income	J.P. Morgan Chase & Co.	$15,270,000
	Bank of America Corp.	6,815,000
	Citigroup, Inc.	6,547,000
	Merrill Lynch & Co.	3,190,000
	Lehman Brothers, Inc.	2,981,000
	Goldman Sachs & Co.	921,000
	Credit Suisse Securities LLC	361,000

Global Real Estate	Macquarie Securities, Inc.	$342,000

Global Value Equity	Barclays Capital, Inc.	$2,256,000
	Merrill Lynch & Co.	1,304,000
	Citigroup, Inc.	1,146,000

High Yield	Bank of America Corp.	$359,000
	Lehman Brothers, Inc.	136,000

International Growth Equity	Barclays Capital, Inc.	$532,000

International Magnum	Barclays Capital, Inc.	$1,964,000

Value Portfolio	Bank of America Corp.	$1,535,000
	Citigroup, Inc.	1,290,000
	J.P. Morgan Chase & Co.	720,000
	Merrill Lynch & Co.	488,000
	Barclays Capital, Inc.	72,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases a Portfolio’s transaction costs (including brokerage commissions or dealer costs), which would adversely impact a Portfolio’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Portfolio had lower portfolio turnover.

PERFORMANCE INFORMATION

The following table shows the average annual total return numbers for the one-year, five-year and ten-year (or since inception, for those portfolios which have commenced operations within the last ten years) periods ended December 31, 2007 for the Class I shares of each of the Portfolios.

Name of Portfolio*	Inception Date	Average Annual Total Return One Year Ended 12/31/07	Average Annual Total Return Five Years Ended 12/31/07	Average Annual Total Return Ten Years Ended 12/31/07	Average Annual Total Return Since Inception Ended 12/31/07
Capital Growth	1/02/97	21.91%	14.61%	5.92%	8.14%
Core Plus Fixed Income	1/02/97	5.46%	4.48%	5.59%	5.98%
Emerging Markets Debt	6/16/97	6.55%	13.28%	8.76%	8.36%
Emerging Markets Equity	10/01/96	40.45%	36.57%	13.82%	12.03%
Global Value Equity	1/02/97	6.64%	14.90%	7.38%	8.48%
High Yield	1/02/97	4.01%	9.46%	3.40%	4.28%
International Magnum	1/02/97	14.59%	18.96%	6.69%	6.75%
Mid Cap Growth	10/18/99	22.67%	22.12%	N/A	6.65%
U.S. Mid Cap Value	1/02/97	7.84%	18.84%	9.81%	12.33%
U.S. Real Estate	3/03/97	-17.07%	20.24%	12.01%	12.75%
Value	1/02/97	-3.07%	13.36%	5.99%	7.28%

N/A: Not Applicable.

*	The Asian Equity, Balanced, Core Equity, International Fixed Income, Investment Grade Fixed Income, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the year ended December 31, 2007, and the Equity and Income, Global Franchise Global Real Estate, International Growth Equity and Small Company Growth Portfolios did not offer Class I shares in the year ended December 31, 2007. Consequently, total return numbers are not available.

The following table shows the total return numbers for the one-year and five-year periods ended December 31, 2007 and the average annual total return since inception for the Class II shares of each of the Portfolios that had commenced operations prior to December 31, 2007.

Name of Portfolio	Inception Date	Average Annual Total Return for One Year Ended 12/31/07	Average Annual Total Return for Five Years Ended 12/31/07	Average Annual Total Return Since Inception Ended 12/31/07
Capital Growth	05/5/03	21.66%	N/A	13.85%
Core Plus Fixed Income	05/1/03	5.22%	N/A	4.06%
Emerging Markets Debt	12/19/02	6.39%	13.20%	13.11%
Emerging Markets Equity	01/10/03	40.45%	N/A	35.96%
Equity and Income	04/30/03	3.36%	N/A	11.08%
Global Franchise	04/30/03	9.78%	N/A	16.99%
Global Real Estate	04/28/06	-8.47%	N/A	7.40%
International Growth Equity	04/28/06	14.26%	N/A	13.70%
Mid Cap Growth	05/5/03	22.61%	N/A	21.34%
Small Company Growth	04/30/03	2.96%	N/A	17.30%
U.S. Mid Cap Value	05/5/03	7.74%	N/A	18.57%
U.S. Real Estate	11/5/02	-17.27%	19.93%	19.93%

N/A: Not Applicable.

The respective current yields for certain of the Fund’s Class I Portfolios for the 30-day period ended December 31, 2007 were as follows:

Portfolio Name	30-Day Yield
Emerging Markets Debt	6.58%
Core Plus Fixed Income	4.59%
High Yield	8.04%

The respective current yields for certain of the Fund’s Class II Portfolios for the 30-day period ended December 31, 2007 were as follows:

Portfolio Name	30-Day Yield
Emerging Markets Debt	6.54%
Core Plus Fixed Income	4.32%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors, the Adviser and the Sub-Advisers have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Advisers may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Advisers’ fiduciary duties to Fund shareholders. The Adviser and the Sub-Advisers may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or by any affiliated person of the Adviser or the Sub-Advisers. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website complete and top 10 portfolio holdings information on a monthly basis, at least 15 calendar days after month end.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive non-public information currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees pursuant to a non-disclosure or confidentiality agreement to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Advisers or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released to such recipient, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Advisers or any affiliate of the Adviser or the Sub-Advisers (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effect of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at the Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Daily	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)

The Bank of New York Mellon Corporation(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/ quarter end

CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days quarter end, respectively

Name	Information Disclosed	Frequency(1)	Lag Time

Evaluation Associates (*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 12 business days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Portfolio Analytics Providers

Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)

Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all). Information will typically be provided on a real time basis or as soon thereafter as possible.

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag. This information will also be provided upon request from time to time.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, the following insurance companies, which are deemed service providers to the Fund, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: AIG Life Insurance Company—Private Placement, AIG Life Insurance Company, American International Life Assurance Company of New York, Allmerica Financial Insurance & Annuity Company, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, American Enterprise Life Insurance Company/American Centurion Life Assurance Company/IDS Life Insurance Company, American General-Private Placement, American General Life Insurance Company, American General Life Insurance Company of New York, Inviva, Inc., Ameritas Variable Life Insurance Company, Annuity Investors Life Insurance Company, Columbus Life Insurance Company, Companion Life Insurance Company, Connecticut General Life Insurance Company, Continental Assurance Company, CUNA Mutual Insurance Society, Empire Fidelity Investments Life Insurance Company, The Equitable Life Assurance Society of the Unites States, Fidelity Investment Life Insurance Company, Fidelity Security Life Insurance Company, First Allmerica Financial Life Insurance Company, First Ameritas Life Insurance Corp. of New York, First Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company, First MetLife Investment Insurance Company, General American Life Insurance Company, Great American Life Insurance Company of New York, Integrity Life Insurance Company, Kemper Investors Life Insurance Company, Lincoln Benefit Life Company, London Pacific Life and Annuity Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, Midland National Life Insurance Company, MONY Life Insurance Company, Nationwide Life Insurance Co., Nationwide Life & Annuity Insurance Co., National Integrity Life Insurance Company, National Life Insurance Company, New York Life Insurance & Annuity Corporation, New York Life Insurance Company & New York Life Sec. Inc., The Ohio National Life Insurance Company, OM Financial Life Insurance Company, The Penn Insurance & Annuity Company, The Penn Mutual Life Insurance Company, Peoples Benefit Life Insurance Company, PFL Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Protective Life Insurance Company, Sage Life Assurance of America, Inc., Security Benefit Life Insurance and First Security Benefit Life Insurance Company, Standard Insurance Company, Sun Life Assurance Company of Canada (U.S.), Transamerica Life Insurance Company, Transamerica Life Insurance & Annuity Company, Transamerica Life Insurance Company of New York, Transamerica Occidental Life Insurance Company, The Union Central Life Insurance Company, United Life & Annuity Insurance Company,

United of Omaha Life Insurance Company, United States Life Insurance Company in the City of New York, Valley Forge Life Insurance Company and Western Reserve Life Assurance Company of Ohio. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Directors (or designated Committee thereof), except (i) for disclosures made to third parties pursuant to ongoing arrangements (discussed below), (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) brokerdealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Adviser, the Sub-Advisers or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)	The PHRC, which consists of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)	The PHRC periodically reviews and has the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)	The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to items (i) through (vi) above; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employ to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Advisers, the Distributor or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

(d)	Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)	The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on March 26, 1996 under the name Morgan Stanley Universal Funds, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act and commenced operations on September 16, 1996. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Universal Funds, Inc. Effective May 1, 2000, the Fund changed its name to The Universal Institutional Funds, Inc.

Description of Shares and Voting Rights

The Fund’s Articles of Incorporation as amended permit the Directors to issue 26 billion shares of common stock, par value $.001 per share ($.002 per share for High Yield Portfolio), from an unlimited number of classes (“Portfolios”) of shares. Currently the Fund consists of shares of 23 Portfolios. Each Portfolio (with the exception of the Equity and Income, Global Franchise, Global Real Estate, International Growth Equity and Small Company Growth Portfolios) offers Class I shares. In addition, the Capital Growth, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Equity and Income, Global Franchise, Global Real Estate, High Yield, International Growth Equity, Mid Cap Growth, Small Company Growth, U.S. Mid Cap Value and U.S. Real Estate Portfolios offer Class II shares.

The shares of each Portfolio of the Fund, upon issuance, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

Shares of each Portfolio will be voted by the insurance company or qualified plans investing in such Portfolio based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company or qualified plans in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote.

Dividends and Capital Gains Distributions

The Fund’s policy is to distribute at least annually substantially all of each Portfolio’s net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that are intended to eliminate income (including taxable gains) taxes imposed on the distributing Portfolio (see discussion under “Taxes” in this SAI). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of that Portfolio by the per share amount of the dividend or distribution.

Custody Arrangements

Chase serves as the Custodian of the assets of the Portfolios. Chase is not an affiliate of either the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Chase (pursuant to the authority delegated to Chase by the Directors) consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-502, serves as independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

Legal Matters

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2007, including the notes thereto and the reports of Ernst & Young LLP, are herein incorporated by reference from the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report must accompany the delivery of this SAI.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction—Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services—RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.    Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.    Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.    Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.    Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.    Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.    Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.    Executive and Director Remuneration.

1.	We generally support the following proposals:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.    Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.    Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Revised February 27, 2008

APPENDIX B

DESCRIPTION OF RATINGS

Description of Commercial Paper Ratings

Description of Moody’s Ratings of State and Municipal Notes: Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). Symbols used are as follows: MIG-l—best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2—high quality with margins of protection ample although not so large as in the preceding group; MIG-3—favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Description of Moody’s Highest Commercial Paper Rating: Prime-1 (“P1”)—Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Excerpt From S&P’s Rating of Municipal Note Issues: SP-1+—very strong capacity to pay principal and interest; SP-2—strong capacity to pay principal and interest.

Description of S&P’s Highest Commercial Paper Ratings: A-1+—this designation indicates the degree of safety regarding timely payment is overwhelming. A-1—this designation indicates the degree of safety regarding timely payment is very strong.

Description of Moody’s Corporate Bond Ratings:

AAA—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA—Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

B-1

CA—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C—Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P’s Corporate Bond Ratings:

AAA—Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B—Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC—Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

C—The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

B-2